Exhibit 99.2

SECOND QUARTER 2015

SUPPLEMENTAL DATA

JUNE 30, 2015

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward- looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2015 that will be released on Form 10-Q to be filed on or before August 10, 2015.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	4
Highlights	5-14
Comparative Balance Sheets	15-16
Comparative Statements of Operations	17
Comparative Computation of FFO and FAD	18
Consolidated Statement of Equity	19
Joint Venture Statements	20-22

Selected Financial Data	23-26
Debt Summary Schedule	27-29
Summary of Ground Lease Arrangements	30

Debt and Preferred Equity Investments	31-33

Selected Property Data
Composition of Property Portfolio	34-41
Largest Tenants	42
Tenant Diversification	43
Leasing Activity Summary	44-47
Annual Lease Expirations	48-50

Summary of Real Estate Acquisition/Disposition Activity	51-56
Corporate Information	57
Analyst Coverage	58
Supplemental Definitions	59

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is an S&P 500 company and New York City’s largest office landlord. The Company is a self-managed Real Estate Investment Trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

SL Green, a Maryland corporation, and SL Green Operating Partnership, L.P., or the Operating Partnership, a Delaware limited partnership, were formed in June 1997 for the purpose of combining the commercial real estate business of S.L. Green Properties, Inc. and its affiliated partnerships and entities. The Operating Partnership received a contribution of interest in the real estate properties, as well as 95% of the economic interest in the management, leasing and construction companies, which are referred to as the Service Corporation, a consolidated variable interest entity. All of the management, leasing and construction services with respect to the properties that are wholly-owned by us are conducted through SL Green Management LLC which is 100% owned by the Operating Partnership.

Substantially all of our assets are held by, and all of our operations are conducted through the Operating Partnership. The Company is the sole managing general partner of the Operating Partnership.

Reckson Operating Partnership, L.P., or ROP, commenced operations in June 1995 and became a wholly-owned subsidiary of the Operating Partnership, in January 2007.

As of June 30, 2015, SL Green held interests in 120 Manhattan buildings totaling 44.1 million square feet. This included ownership interests in 29.0 million square feet of commercial buildings and debt and preferred equity investments secured by 15.1 million square feet of buildings. In addition to its Manhattan investments, SL Green held ownership interests in 37 suburban buildings totaling 5.9 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

SECOND QUARTER 2015 HIGHLIGHTS Unaudited

SUMMARY

New York, NY, July 22, 2015 — SL Green Realty Corp. (NYSE: SLG) today reported funds from operations, or FFO, for the quarter ended June 30, 2015 of $171.7 million, or $1.65 per share, before transaction related costs of $3.1 million, or $0.03 per share, as compared to FFO for the same period in 2014 of $162.6 million, or $1.64 per share, before transaction related costs of $1.7 million, or $0.02 per share.  FFO for the current quarter includes the recognition of the Company’s share of lease termination income at 919 Third Avenue of $5.8 million. Prior year FFO included a promote of $10.3 million recognized on the sale of 747 Madison Avenue.

Net loss attributable to common stockholders for the quarter ended June 30, 2015 totaled $39.1 million, or $0.39 per share, inclusive of $99.1 million, or $0.95 per share, of acceleration depreciation expense related to the properties that comprise the One Vanderbilt development site.  Net income attributable to common stockholders for the quarter ended June 30, 2014 totaled $235.5 million, or $2.46 per share, inclusive of $117.8 million, or $1.18 per share, of gains recognized from the sale of 673 First Avenue and a purchase price fair value adjustment of $71.4 million, or $0.72 per share, related to the acquisition of the Company’s joint venture partner’s interest in 388-390 Greenwich Street.

All per share amounts in this press release are presented on a diluted basis

Operating and Leasing Activity

For the quarter ended June 30, 2015, the Company reported consolidated revenues and operating income of $409.1 million and $251.3 million, respectively, compared to $380.6 million and $233.7 million, respectively, for the same period in 2014.

Same-store cash NOI on a combined basis increased by 4.9 percent to $183.8 million and by 4.0 percent to $353.6 million for the three and six months ended June 30, 2015, respectively, as compared to the same periods in 2014.  For the three months ended June 30, 2015, consolidated property same-store cash NOI increased by 5.0 percent to $163.3 million and unconsolidated joint venture property same-store cash NOI increased by 3.6 percent to $20.5 million, as compared to the same period in 2014.  For the six months ended June 30, 2015, consolidated property same-store cash NOI increased by 3.7 percent to $313.1 million and unconsolidated joint venture property same-store cash NOI increased by 6.1 percent to $40.4 million, as compared to the same period in 2014.

During the second quarter, the Company signed 50 office leases in its Manhattan portfolio totaling 839,590 square feet.  Seventeen leases comprising 306,913 square feet represented office leases that replaced previous vacancy. Thirty-three leases comprising 532,677 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is

SECOND QUARTER 2015 HIGHLIGHTS Unaudited

calculated.  Those replacement leases had average starting rents of $60.74 per rentable square foot, representing an 11.3 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the second quarter was 11.2 years and average tenant concessions were 7.5 months of free rent with a tenant improvement allowance of $60.17 per rentable square foot.

During the first six months of 2015, the Company signed 94 office leases in its Manhattan portfolio totaling 1,305,838 square feet. Thirty-two leases comprising 621,191 square feet represented office leases that replaced previous vacancy. Sixty- two leases comprising 684,647 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to- market is calculated. Those replacement leases had average starting rents of $62.40 per rentable square foot, representing a 12.6 percent increase over the previously fully escalated rents on the same office spaces.

Manhattan same-store occupancy increased to 97.0 percent at June 30, 2015, inclusive of 103,385 square feet of leases signed but not yet commenced, as compared to 94.9 percent at June 30, 2014 and 95.9 percent at March 31, 2015.

During the second quarter, the Company signed 32 office leases in its Suburban portfolio totaling 203,768 square feet.  Nine leases comprising 35,188 square feet represented office leases that replaced previous vacancy.

Twenty-three leases comprising the remaining 168,580 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $34.85 per rentable square foot, representing a 1.0 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the second quarter was 6.2 years and average tenant concessions were 5.0 months of free rent with a tenant improvement allowance of $26.65 per rentable square foot.

During the first six months of 2015, the Company signed 65 office leases in its Suburban portfolio totaling 414,678 square feet. Twenty leases comprising 131,329 square feet represented office leases that replaced previous vacancy. Forty- five leases comprising 283,349 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to- market is calculated. Those replacement leases had average starting rents of $34.07 per rentable square foot, representing a 3.5 percent decrease over the previously fully escalated rents on the same office spaces.

Same-store occupancy for the Company’s Suburban portfolio was 84.2 percent at June 30, 2015, inclusive of 127,646 square feet of leases signed but not yet commenced, as compared to 83.4 percent at June 30, 2014 and 83.5 percent at March 31, 2015.

SECOND QUARTER 2015 HIGHLIGHTS Unaudited

Significant leases that were signed during the second quarter included:

•                  New lease on a total of 350,173 square feet on 10 floors with Bloomberg LP, the world’s premier information network, for 15.0 years at 919 Third Avenue;

•                  New lease on 133,208 square feet with WeWork for 15.0 years, comprising all nine floors at 315 West 36th Street;

•                  Early renewal on 70,145 square feet with Astor Parking, LLC at 1515 Broadway, bringing the remaining lease term to 10.1 years;

•                  New lease on 41,830 square feet with GIC (New York) Inc. at 280 Park Avenue for 15.0 years;

•                  New lease on 33,250 square feet with Golden Tree Asset Management LP at 485 Lexington Avenue for 10.5 years;

•                  Early renewal on 30,365 square feet with Haworth, Inc. at 125 Park Avenue, bringing the remaining lease term to 12.4 years;

•                  Early renewal on 27,321 square feet with UBS Financial Services at 750 Washington Boulevard, Stamford, Connecticut, bringing the remaining lease term to 6.8 years;

•                  New lease on 26,520 square feet with Shiseido at The Meadows, Rutherford, New Jersey for 10.8 years; and

•                  New lease on 21,981 square feet with Infor (US), Inc. at 641 Sixth Avenue for 10.8 years increasing its commitment to 136,029 square feet at 635-641 Sixth Avenue.

In July, the Company announced that Adidas signed a 10-year lease at 115 Spring Street, a prime location in one of Manhattan’s strongest retail areas.  The two-level 5,218 square foot space will be the new home of sportswear company’s Originals boutique.

Marketing, general and administrative, or MG&A, expenses for the quarter ended June 30, 2015 were $23.2 million, or 5.0 percent of total revenues and an annualized 49 basis points of total assets including the Company’s share of joint venture revenues and assets.

Real Estate Investment Activity

In May, the New York City Council approved plans for the Company’s One Vanderbilt office tower and demolition has commenced on the site. Located directly west of Grand Central Terminal, the 63-story skyscraper will be 1,501 feet tall and contain 1.6 million rentable square feet of Class A commercial space. One Vanderbilt features open floor plans, efficient use of space, and the highest level of sustainable design in New York City.  TD Bank will anchor approximately 200,000 square feet of space in One Vanderbilt, including a flagship retail store on the northeast corner of 42nd Street and Madison Avenue. The

SECOND QUARTER 2015 HIGHLIGHTS Unaudited

Company will invest an $220.0 million in public infrastructure, constructing new, direct subway access points and circulation areas, easing platform and mezzanine crowding and allowing trains to move more quickly through the station at peak hours.

In May, the Company entered into an agreement to acquire Eleven Madison Avenue for $2.285 billion plus approximately $300.0 million in costs associated with lease stipulated improvements to the property.  Eleven Madison Avenue is a 29-story, 2.3 million square foot Class-A, Midtown South office property that was built in 1929 and originally served as the headquarters of Metropolitan Life Insurance Company. After a $700.0 million modernization in the 1990s, it became the North American headquarters of Credit Suisse, which continues to be the largest tenant in the building today. It also will serve as the new headquarters for Sony Corp. of America. The transaction is expected to close in the third quarter of 2015, subject to customary closing conditions.

In July, the Company announced an agreement to sell Tower 45, the office building located at 120 West 45th Street, for $365.0 million, or approximately $830 per square foot.  The 440,000- square-foot Tower 45 was acquired by the Company in 2007 as part of the merger with Reckson Associates. Subsequently, the Company executed a significant capital improvement program that successfully repositioned the property. Tower 45 is currently 96.2 percent leased. The transaction is expected to close in the third quarter of 2015, subject to customary closing conditions.

In July, the Company announced the formation of a joint venture with Invesco Real Estate (“Invesco”) for the ownership of 131-137 Spring Street, a 73,000 square foot mixed-use asset located in SoHo. Under the terms of the agreement, Invesco will acquire an 80.0 percent stake in the property, with the Company retaining a 20.0 percent ownership interest as well as management and leasing responsibilities. The transaction values the property at $277.8 million.  131-137 Spring Street, a six-story building in the heart of the popular SoHo shopping district, features 100 feet of ground floor frontage on Spring Street and houses the multi-level flagship stores for Diesel and Burberry while the balance of the building includes office space and residential rental units.  The transaction is expected to close in the third quarter of 2015, subject to customary closing conditions.

The Company will recognize cash proceeds in excess of $400.0 million from the 131-137 Spring Street and Tower 45 transactions, combined, which were executed at a blended cap rate of 3.3 percent.

In April, the Company, together with its joint venture partner, entered into an agreement to sell the Meadows Office Complex, a two-building 604,000 square foot property in Rutherford, New Jersey, for $121.1 million.  The Company owns a 50 percent joint venture interest in the property, which is 91 percent leased, with Onyx Equities.

SECOND QUARTER 2015 HIGHLIGHTS Unaudited

In July, the Company announced an agreement to acquire a 90.0 percent interest in The SoHo Building at 110 Greene Street based on a gross asset valuation of $255.0 million. The 13-story iconic mixed-use property is located in the heart of historic SoHo, one of New York City’s most desirable submarkets. 110 Greene Street is the tallest building in the submarket, offering office and residential tenants unparalleled views, along with large floor plates and substantial common areas.  Retail space at the building, along Greene and Mercer Streets, offers existing and future tenants high visibility on two of the strongest retail streets in Manhattan. Notwithstanding the building’s current prominence, the Company plans additional enhancements to the property as it reintroduces it to the marketplace.  The transaction increases the Company’s sizable footprint in SoHo, adding the submarket’s best office space to the Company’s commercial portfolio, and extending its substantial retail presence. The transaction is expected to close in the third quarter of 2015, subject to customary closing conditions.

In July, the Company announced an agreement to acquire two mixed-use properties located at 187 Broadway and 5-7 Dey Street for $63.7 million. Located adjacent to the entrance to Downtown Manhattan’s new Fulton Transit Center and one block east of the World Trade Center, the site consists of two mixed- use, retail/office buildings in a neighborhood that has undergone rapid growth in the office, residential and retail segments. The transaction is expected to close in the third quarter of 2015, subject to customary closing conditions.

In June 2015, the Company closed on the off-market acquisition of a mixed-use residential and retail property located on the Upper East Side of Manhattan for $50.0 million. The property is situated directly across the street from two new subway stations that will anchor the Second Avenue subway line and presents long-term value add opportunities for the Company’s residential and retail business.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.7 billion at June 30, 2015. During the second quarter, the Company originated new debt and preferred equity investments totaling $302.5 million, of which $227.5 million was retained and $193.0 million was funded, at a weighted average current yield of 10.5 percent, and recorded $82.8 million of principal reductions from investments that were sold or repaid. As of June 30, 2015, the debt and preferred equity investment portfolio had a weighted average maturity of 1.7 years, excluding any extension options, and had a weighted average yield during the second quarter of 10.2 percent.

Dividends

During the second quarter of 2015, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.60 per share of common stock, which was paid on July 15, 2015 to shareholders of record on the close of business on June 30, 2015; and

SECOND QUARTER 2015 HIGHLIGHTS Unaudited

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2015 through and including July 14, 2015, which was paid on July 15, 2015 to shareholders of record on the close of business on June 30, 2015, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data June 30, 2015 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2015		3/31/2015		12/31/2014		9/30/2014		6/30/2014

Earnings Per Share
Net (loss) income available to common stockholders - diluted	$(0.39)		$0.44		$0.59		$0.68		$2.46
Funds from operations available to common stockholders - diluted	$1.62		$1.50		$1.43		$1.28		$1.62
Reported funds available for distribution to common stockholders - diluted	$0.96		$1.04		$0.94		$(0.07)		$1.09
Recurring funds available for distribution to common stockholders - diluted	$1.30		$1.29		$1.11		$0.75		$1.21

Common Share Price & Dividends
At the end of the period	$109.89		$128.38		$119.02		$101.32		$109.41
High during period	$131.64		$134.00		$123.10		$111.86		$112.79
Low during period	$109.89		$121.32		$101.23		$101.32		$107.89
Common dividend per share	$0.60		$0.60		$0.60		$0.50		$0.50

FFO payout ratio (trailing 12 months)	39.4%		37.8%		35.9%		34.5%		31.2%
Reported FAD payout ratio (trailing 12 months)	79.8%		73.0%		66.7%		70.4%		45.7%
Recurring FAD payout ratio (trailing 12 months)	51.6%		50.4%		48.1%		49.1%		41.5%

Common Shares & Units
Common shares outstanding	99,590		99,533		97,325		95,945		95,587
Units outstanding	3,907		3,913		3,973		3,735		3,500
Total common shares and units outstanding	103,497		103,446		101,298		99,680		99,087

Weighted average common shares and units outstanding - basic	103,487		102,366		100,561		99,319		98,970
Weighted average common shares and units outstanding - diluted	103,946		103,019		101,034		99,706		99,484

Market Capitalization
Market value of common equity	$11,373,285		$13,280,397		$12,056,488		$10,099,578		$10,841,109
Liquidation value of preferred equity/units	354,723		340,915		301,115		303,115		279,550
Consolidated debt	8,375,984		8,089,085		8,432,729		8,736,352		8,357,632
Consolidated market capitalization	$20,103,992		$21,710,397		$20,790,332		$19,139,045		$19,478,291
SLG portion of JV debt	1,695,340		1,693,466		1,601,340		1,394,788		1,412,618
Combined market capitalization	$21,799,332		$23,403,863		$22,391,672		$20,533,833		$20,890,909

Consolidated debt to market capitalization	41.7%		37.3%		40.6%		45.6%		42.9%
Combined debt to market capitalization	46.2%		41.8%		44.8%		49.3%		46.8%

Consolidated debt service coverage (trailing 12 months)	2.63	x	2.60	x	2.53	x	2.53	x	2.57	x
Consolidated fixed charge coverage (trailing 12 months)	2.33	x	2.30	x	2.24	x	2.24	x	2.26	x
Combined debt service coverage (trailing 12 months)	2.36	x	2.31	x	2.26	x	2.24	x	2.25	x
Combined fixed charge coverage (trailing 12 months)	2.10	x	2.07	x	2.03	x	2.01	x	2.02	x

Supplemental Information	Second Quarter 2015

SL Green Realty Corp. Key Financial Data June 30, 2015 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014

Selected Balance Sheet Data
Real estate assets before depreciation	$14,079,832	$13,978,464	$14,536,503	$14,564,675	$13,952,995
Investments in unconsolidated joint ventures	$1,262,723	$1,244,185	$1,172,020	$996,842	$971,926
Debt and preferred equity investments	$1,685,234	$1,548,739	$1,408,804	$1,432,951	$1,547,808
Cash and cash equivalents	$215,896	$330,770	$281,409	$253,520	$308,103
Investment in marketable securities	$46,251	$47,716	$39,429	$39,293	$39,912

Total assets	$17,266,958	$17,080,732	$17,096,587	$17,237,109	$16,717,736

Fixed rate & hedged debt	$5,841,563	$6,016,084	$6,140,787	$5,941,950	$5,905,031
Variable rate debt	2,364,421	2,073,000	2,038,000	2,347,000	2,261,351
Total consolidated debt	$8,205,984	$8,089,084	$8,178,787	$8,288,950	$8,166,382

Total liabilities	$9,186,434	$8,927,560	$9,096,732	$9,419,267	$9,016,134

Fixed rate & hedged debt - including SLG portion of JV debt	$6,798,495	$6,973,410	$6,898,199	$6,526,496	$6,489,898
Variable rate debt - including SLG portion of JV debt	3,102,829	2,809,140	2,881,928	3,157,242	3,089,102
Total combined debt	$9,901,324	$9,782,550	$9,780,127	$9,683,738	$9,579,000

Selected Operating Data
Property operating revenues	$345,633	$344,298	$338,356	$335,119	$318,184
Property operating expenses	(134,486)	(140,688)	(137,452)	(135,747)	(128,942)
Property NOI	$211,147	$203,610	$200,904	$199,372	$189,242
NOI from discontinued operations	—	488	5,441	7,750	10,661
Total property NOI - consolidated	$211,147	$204,098	$206,345	$207,122	$199,903
SLG share of property NOI from JVs	38,640	35,054	34,757	33,232	41,508
Total property NOI - combined	$249,787	$239,152	$241,102	$240,354	$241,411
Investment income	45,191	42,069	41,048	43,969	39,714
Other income	18,250	9,932	7,223	11,186	22,734
Marketing general & administrative expenses	(23,200)	(25,464)	(22,710)	(22,649)	(23,872)
EBITDA - combined	$290,028	$265,689	$266,663	$272,860	$279,987

Supplemental Information	Second Quarter 2015

SL Green Realty Corp. Key Financial Data June 30, 2015 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	6/30/2015		3/31/2015	12/31/2014	9/30/2014	6/30/2014

Selected Operating Data
Property operating revenues	$307,325		$306,206	$300,026	$297,411	$280,020
Property operating expenses	111,578		116,733	114,297	112,153	105,077
Property NOI	$195,747		$189,473	$185,729	$185,258	$174,943
NOI from discontinued operations	—		490	5,438	7,749	10,688
Total property NOI - consolidated	$195,747		$189,963	$191,167	$193,007	$185,631

Other income - consolidated	$13,233		$5,211	$1,544	$285	$384

SLG share of property NOI from unconsolidated JV	$34,150		$30,823	$31,039	$29,909	$34,935

Portfolio Statistics
Consolidated office buildings in service	24		23	23	23	23
Unconsolidated office buildings in service	7		7	7	7	7
	31		30	30	30	30

Consolidated office buildings in service - square footage	18,533,045		18,429,045	18,429,045	18,429,045	18,429,045
Unconsolidated office buildings in service - square footage	3,476,115		3,476,115	3,476,115	3,476,115	3,476,115
	22,009,160		21,905,160	21,905,160	21,905,160	21,905,160

Quarter end occupancy- same store - combined office (consolidated + JV)	96.5	%(1)	95.4%	94.7%	94.8%	93.6%

Office Leasing Statistics
Total office leases commenced	43		47	37	56	34

Commenced office square footage filling vacancy	269,446		113,796	72,334	164,096	106,953
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	303,986		186,511	231,343	565,219	207,985
Total office square footage commenced	573,432		300,307	303,677	729,315	314,938

Average starting cash rent psf - office leases commenced	$61.66		$62.99	$59.49	$64.20	$54.18
Previously escalated cash rent psf - office leases commenced	$52.94		$57.67	$51.85	$53.98	$53.90
Increase in new cash rent over previously escalated cash rent (2)	16.5%		9.2%	14.7%	18.9%	0.5%
Average lease term	11.3		8.1	10.6	10.3	13.2
Tenant concession packages psf	$54.43		$45.05	$40.41	$46.60	$49.47
Free rent months	6.2		4.2	5.0	2.1	6.0

(1) Manhattan same-store occupancy, inclusive of 103,385 square feet of leases signed but not yet commenced, is 97.0% as of June 30, 2015, as compared to 94.9% at June 30, 2014 and 95.9% at March 31, 2015.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	Second Quarter 2015

SL Green Realty Corp. Key Financial Data June 30, 2015 (Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	6/30/2015		3/31/2015	12/31/2014	9/30/2014	6/30/2014

Selected Operating Data
Property operating revenues	$29,355		$29,170	$29,969	$29,230	$29,732
Property operating expenses	16,045		16,797	15,341	15,925	16,505
Property NOI	$13,310		$12,373	$14,628	$13,305	$13,227
NOI from discontinued operations	—		—	—	—	—
Total property NOI - consolidated	$13,310		$12,373	$14,628	$13,305	$13,227

Other income - consolidated	$395		$299	$299	$1,141	$546

SLG share of property NOI from unconsolidated JV	$1,301		$966	$1,119	$1,152	$1,245

Portfolio Statistics
Consolidated office buildings in service	28		27	27	27	27
Unconsolidated office buildings in service	5		4	4	4	4
	33		31	31	31	31

Consolidated office buildings in service - square footage	4,450,400		4,365,400	4,365,400	4,365,400	4,365,400
Unconsolidated office buildings in service - square footage	1,287,741		1,222,100	1,222,100	1,222,100	1,222,100
	5,738,141		5,587,500	5,587,500	5,587,500	5,587,500

Quarter end occupancy- same store - combined office (consolidated + JV)	81.9	%(1)	80.8%	81.7%	80.5%	81.0%

Office Leasing Statistics
Total office leases commenced	32		31	34	29	22

Commenced office square footage filling vacancy	111,895		39,609	138,822	53,218	32,865
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	102,088		122,986	130,333	118,938	38,562
Total office square footage commenced	213,983		162,595	269,155	172,156	71,427

Average starting cash rent psf - office leases commenced	$36.28		$34.78	$32.74	$31.47	$33.96
Previously escalated cash rent psf - office leases commenced	$36.72		$34.99	$33.22	$31.63	$33.44
(Decrease) increase in new cash rent over previously escalated cash rent (2)	-1.2%		-0.6%	-1.5%	-0.5%	1.5%
Average lease term	8.0		6.5	9.0	8.4	6.5
Tenant concession packages psf	$31.92		$14.30	$29.99	$28.83	$26.12
Free rent months	6.0		4.7	8.2	5.6	3.4

(1) Suburban same-store occupancy, inclusive of 127,646 square feet of leases signed but not yet commenced, is 84.2% as of June 30, 2015, as compared to 83.4% at June 30, 2014 and 83.5% at March 31, 2015.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	Second Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,756,488	$3,830,787	$3,844,518	$3,833,305	$3,466,587
Buildings & improvements fee interest	8,397,117	8,697,145	8,778,593	8,679,637	8,843,315
Buildings & improvements leasehold	1,424,822	1,423,087	1,418,585	1,405,255	1,390,004
Buildings & improvements under capital lease	27,445	27,445	27,445	27,445	27,445
	13,605,872	13,978,464	14,069,141	13,945,642	13,727,351
Less accumulated depreciation	(2,081,646)	(1,973,674)	(1,905,165)	(1,826,027)	(1,769,428)
Net real estate	11,524,226	12,004,790	12,163,976	12,119,615	11,957,923
Other real estate investments:
Investment in unconsolidated joint ventures	1,262,723	1,244,185	1,172,020	996,842	971,926
Debt and preferred equity investments, net	1,685,234	1,548,739	1,408,804	1,432,951	1,547,808

Assets held for sale, net	420,569	—	462,430	753,457	339,809
Cash and cash equivalents	215,896	330,770	281,409	253,520	308,103
Restricted cash	128,234	128,834	149,176	159,303	157,225
Investment in marketable securities	46,251	47,716	39,429	39,293	39,912
Tenant and other receivables, net of $16,369 reserve at 6/30/15	64,873	50,156	57,369	64,184	51,844
Related party receivables	11,395	12,088	11,735	13,262	8,915
Deferred rents receivable, net of reserve for tenant credit loss of $23,656 at 6/30/15	433,999	408,229	374,944	364,284	354,388
Deferred costs, net	328,838	326,555	327,962	310,860	300,043
Other assets	1,144,720	978,670	647,333	729,538	679,840

Total Assets	$17,266,958	$17,080,732	$17,096,587	$17,237,109	$16,717,736

Supplemental Information	Second Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Liabilities
Mortgages and other loans payable	$5,287,934	$5,359,043	$5,586,709	$5,890,782	$5,939,176
Term loan and senior unsecured notes	2,113,050	2,110,041	2,107,078	2,054,168	2,127,206
Revolving credit facility	705,000	520,000	385,000	244,000	—
Accrued interest and other liabilities	161,188	162,910	137,634	127,811	128,730
Accounts payable and accrued expenses	147,028	151,427	173,246	183,001	164,215
Deferred revenue	337,571	369,626	187,148	215,527	223,394
Capitalized lease obligations	21,013	20,917	20,822	20,728	20,635
Deferred land lease payable	1,387	1,301	1,215	1,129	1,044
Dividends and distributions payable	66,026	65,868	64,393	53,571	53,193
Security deposits	67,985	66,427	66,614	66,659	65,166
Liabilities related to assets held for sale	178,252	—	266,873	461,891	193,375
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	9,186,434	8,927,560	9,096,732	9,419,267	9,016,134

Noncontrolling interest in operating partnership (3,907 units outstanding) at 6/30/15	431,418	498,881	469,524	381,274	379,805

Preferred Units	124,723	110,915	71,115	73,115	49,550

Equity
Stockholders’ Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized, 99,590 issued and outstanding at 6/30/15	1,033	1,032	1,010	996	993
Additional paid—in capital	5,570,746	5,572,410	5,289,479	5,130,858	5,085,965
Treasury stock (3,643 shares) at 6/30/15	(325,207)	(325,207)	(320,471)	(320,222)	(320,152)
Accumulated other comprehensive loss	(10,906)	(11,810)	(6,980)	(2,896)	(6,196)
Retained earnings	1,657,911	1,690,578	1,752,404	1,813,956	1,797,580
Total SL Green Realty Corp. stockholders’ equity	7,115,509	7,148,935	6,937,374	6,844,624	6,780,122

Noncontrolling interest in other partnerships	408,874	394,441	521,842	518,829	492,125

Total equity	7,524,383	7,543,376	7,459,216	7,363,453	7,272,247

Total Liabilities and Equity	$17,266,958	$17,080,732	$17,096,587	$17,237,109	$16,717,736

Supplemental Information	Second Quarter 2015

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2015	2014	2015	2015	2014
Revenues
Rental revenue, net	$304,226	$279,608	$303,329	$607,555	$535,584
Escalation and reimbursement revenues	41,407	38,576	40,969	82,376	76,383
Investment income	45,191	39,714	42,069	87,260	93,798
Other income	18,250	22,734	9,932	28,182	37,312
Total Revenues, net	409,074	380,632	396,299	805,373	743,077

Equity in net income from unconsolidated joint ventures	2,994	8,619	4,030	7,024	14,748
Loss on early extinguishment of debt	—	(1,028)	(49)	(49)	(1,025)

Expenses
Operating expenses	70,114	69,098	76,777	146,891	139,010
Ground rent	8,086	8,040	8,188	16,274	16,073
Real estate taxes	56,286	51,804	55,723	112,009	104,154
Transaction related costs	3,067	1,697	1,143	4,210	4,171
Marketing, general and administrative	23,200	23,872	25,464	48,664	47,128
Total Operating Expenses	160,753	154,511	167,295	328,048	310,536

Operating Income	251,315	233,712	232,985	484,300	446,264

Interest expense, net of interest income	75,746	77,870	75,807	151,553	154,048
Amortization of deferred financing costs	5,952	5,401	6,615	12,567	9,058
Depreciation and amortization	199,565	93,379	108,337	307,902	179,894

(Loss) Income from Continuing Operations	(29,948)	57,062	42,226	12,278	103,264

Income from discontinued operations	—	5,645	427	427	11,414
Gain on sale of discontinued operations	—	114,735	12,983	12,983	114,735
Equity in net gain on sale of joint venture interest / real estate	769	1,444	—	769	106,084
Purchase price fair value adjustment	—	71,446	—	—	71,446
Net (Loss) Income	(29,179)	250,332	55,636	26,457	406,943

Net income attributable to noncontrolling interests	(5,049)	(10,488)	(7,670)	(12,719)	(16,707)
Dividends on preferred units	(1,140)	(565)	(951)	(2,091)	(1,130)

Net (Loss) Income Attributable to SL Green Realty Corp	(35,368)	239,279	47,015	11,647	389,106

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(7,476)	(7,475)

Net (Loss) Income Attributable to Common Stockholders	$(39,106)	$235,541	$43,277	$4,171	$381,631

Earnings per Share
Net (loss) income per share (basic)	$(0.39)	$2.47	$0.44	$0.04	$4.01
Net (loss) income per share (diluted)	$(0.39)	$2.46	$0.44	$0.04	$3.99

Supplemental Information	Second Quarter 2015

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2015	2014	2015	2015	2014
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(39,106)	$235,541	$43,277	$4,171	$381,631

Depreciation and amortization	199,565	93,379	108,337	307,902	179,894
Discontinued operations depreciation adjustments	—	1,459	—	—	4,756
Joint ventures depreciation and noncontrolling interests adjustments	4,435	8,161	8,622	13,057	21,148
Net income attributable to noncontrolling interests	5,049	10,488	7,670	12,719	16,707
Gain on sale of discontinued operations	—	(114,735)	(12,983)	(12,983)	(114,735)
Equity in net gain on sale of joint venture property / real estate	(769)	(1,444)	—	(769)	(106,084)
Purchase price fair value adjustment	—	(71,446)	—	—	(71,446)
Non-real estate depreciation and amortization	(500)	(503)	(525)	(1,025)	(1,017)
Funds From Operations	$168,674	$160,900	$154,398	$323,072	$310,854

Funds From Operations - Basic per Share	$1.63	$1.63	$1.51	$3.14	$3.15

Funds From Operations - Diluted per Share	$1.62	$1.62	$1.50	$3.12	$3.14

Funds Available for Distribution
FFO	$168,674	$160,900	$154,398	$323,072	$310,854

Non real estate depreciation and amortization	500	503	525	1,025	1,017
Amortization of deferred financing costs	5,952	5,401	6,615	12,567	9,058
Non-cash deferred compensation	10,701	13,243	18,877	29,578	28,722
FAD adjustment for Joint Ventures	(2,357)	(6,447)	(8,690)	(11,047)	(20,366)
FAD adjustment for discontinued operations	—	(3,204)	5	5	(4,339)
Straight-line rental income and other non cash adjustments	(36,127)	(14,752)	(43,891)	(80,018)	(29,044)
Second cycle tenant improvements	(26,299)	(29,717)	(9,376)	(35,675)	(43,699)
Second cycle leasing commissions	(10,671)	(1,985)	(5,838)	(16,509)	(5,183)
Revenue enhancing recurring CAPEX	(1,423)	(5,949)	(214)	(1,637)	(8,238)
Non-revenue enhancing recurring CAPEX	(9,160)	(9,077)	(4,818)	(13,978)	(13,452)

Reported Funds Available for Distribution	$99,790	$108,916	$107,593	$207,383	$225,330
Diluted per Share	$0.96	$1.09	$1.04	$2.01	$2.27

1515 Broadway - Viacom capital contribution	$9,391	$11,683	$5,139	$14,530	$15,162
388-390 Greenwich - Citi capital contribution	$5,542	$—	$—	$5,542	$7,656
388-390 Greenwich - free rent	$20,459	$—	$20,459	$40,918	$—

Recurring Funds Available for Distribution	$135,182	$120,599	$133,191	$268,373	$248,148
Diluted per Share	$1.30	$1.21	$1.29	$2.59	$2.50

First cycle tenant improvements	$7,530	$8,717	$2,806	$10,336	$13,640
First cycle leasing commissions	$3,818	$1,244	$332	$4,150	$1,711
Redevelopment costs	$18,316	$15,692	$6,657	$24,973	$25,188
Capitalized interest	$7,528	$10,636	$8,439	$15,967	$22,801

Supplemental Information	Second Quarter 2015

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2014	$221,932	$1,010	$5,289,479	$(320,471)	$1,752,404	$521,842	$(6,980)	$7,459,216

Net Income attributable to SL Green					11,647	12,553		24,200
Acquisition of subsidiary interest from noncontrolling interest			(9,566)			(11,084)		(20,650)
Preferred dividends					(7,476)			(7,476)
Cash distributions declared ($1.20 per common share)					(119,334)			(119,334)
Cash distributions to noncontrolling interests						(112,948)		(112,948)
Other comprehensive loss - unrealized loss on derivative instruments							(2,985)	(2,985)
Other comprehensive loss - SLG’s share of joint venture net
unrealized loss on derivative instruments							(286)	(286)
Other comprehensive loss - unrealized loss on marketable securities							(655)	(655)
Proceeds from stock options exercised		2	11,800					11,802
DRSPP proceeds		8	99,497					99,505
Conversion of units of the Operating Partnership to common stock		3	37,989					37,992
Contributions to consolidated joint venture						8,655		8,655
Reallocation of noncontrolling interests in the Operating Partnership					20,670			20,670
Reallocation of capital account relating to sale						(10,144)		(10,144)
Issuance of common stock		10	124,989					124,999
Deferred compensation plan and stock awards, net		—	1,638	(4,736)				(3,098)
Amortization of deferred compensation plan			14,920					14,920
Balance at June 30, 2015	$221,932	$1,033	$5,570,746	$(325,207)	$1,657,911	$408,874	$(10,906)	$7,524,383

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2014	97,325,200	3,973,016	—	101,298,216	—	101,298,216

YTD share activity	2,264,445	(65,899)	—	2,198,546		2,198,546
Share Count at June 30, 2015 - Basic	99,589,645	3,907,117	—	103,496,762	—	103,496,762

Weighting factor	(596,111)	28,671	493,108	(74,332)		(74,332)
Weighted Average Share Count at June 30, 2015 - Diluted	98,993,534	3,935,788	493,108	103,422,430	—	103,422,430

Supplemental Information	Second Quarter 2015

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2015		March 31, 2015		December 31, 2014
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,664,839	$732,308	$1,664,878	$732,356	$1,511,239	$720,231
Buildings and improvements	4,992,651	1,996,018	4,945,158	1,973,644	4,093,817	1,884,057
Building leasehold	26,771	13,385	22,467	11,234	18,171	9,086
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	6,873,819	2,836,490	6,822,061	2,812,013	5,812,785	2,708,153
Less accumulated depreciation	(749,202)	(286,204)	(717,489)	(273,237)	(537,153)	(243,535)
Net real estate	6,124,617	2,550,286	6,104,572	2,538,776	5,275,632	2,464,618

Cash and cash equivalents	156,192	55,078	142,301	51,280	116,869	51,498
Restricted cash	114,467	39,745	126,902	47,722	91,917	37,110
Debt and preferred equity investments, net	145,691	145,691	145,665	145,665	145,875	145,875
Tenant and other receivables, net of $3,023 reserve at 6/30/15	44,411	18,034	44,525	18,138	39,537	16,607
Deferred rents receivable, net of reserve for
tenant credit loss of $2,976 at 6/30/15	149,256	63,121	140,246	58,642	130,833	54,057
Deferred costs, net	170,246	70,923	167,343	69,152	144,280	61,462
Other assets	144,592	67,430	152,866	68,275	141,256	65,726

Total Assets	$7,049,472	$3,010,308	$7,024,420	$2,997,650	$6,086,199	$2,896,953

Mortgage loans payable	4,360,348	1,695,340	$4,354,674	$1,693,466	$3,778,704	$1,601,340
Accrued interest and other liabilities	12,956	5,787	13,508	6,230	13,313	6,174
Accounts payable and accrued expenses	81,987	34,897	87,803	37,601	80,206	36,584
Deferred revenue	192,237	93,833	198,708	97,055	195,819	95,816
Capitalized lease obligations	181,843	90,922	181,191	90,595	180,551	90,276
Security deposits	26,500	9,160	25,558	8,699	15,683	7,520
Equity	2,193,601	1,080,369	2,162,978	1,064,004	1,821,923	1,059,243

Total Liabilities and Equity	$7,049,472	$3,010,308	$7,024,420	$2,997,650	$6,086,199	$2,896,953

Supplemental Information	Second Quarter 2015

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended June 30, 2015		Three Months Ended March 31, 2015		Three Months Ended June 30, 2014
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$124,307	$46,664	$110,142	$43,433	$112,183	$47,953
Escalation and reimbursement revenues	9,041	3,910	8,546	3,627	7,952	3,572
Other income	10,187	6,406	10,228	6,404	10,360	6,426
Total Revenues, net	$143,535	$56,980	$128,916	$53,464	$130,495	$57,951

Expenses
Operating expenses	$26,345	$9,175	$25,486	$9,734	$18,362	$8,374
Ground rent	2,572	1,286	2,592	1,296	2,632	1,316
Real estate taxes	22,335	7,879	19,376	7,380	15,406	6,753
Total Operating Expenses	$51,252	$18,340	$47,454	$18,410	$36,400	$16,443

NOI	$92,283	$38,640	$81,462	$35,054	$94,095	$41,508
Cash NOI	$86,611	$33,050	$74,290	$30,533	$84,405	$37,190

Transaction related costs, net of recoveries	$3	$3	$8	$7	$(207)	$27
Interest expense, net of interest income	51,715	18,259	44,007	15,255	44,728	15,427
Amortization of deferred financing costs	3,145	1,344	3,010	1,321	2,026	832
Depreciation and amortization	37,894	15,494	32,984	13,860	33,858	14,596
Loss on early extinguishment of debt	—	—	833	407	3,546	1,787

Net (Loss) Income	$(474)	$3,540	$620	$4,204	$10,144	$8,839

Real estate depreciation	37,816	15,484	32,934	13,851	33,840	14,587
FFO Contribution	$37,342	$19,024	$33,554	$18,055	$43,984	$23,426

FAD Adjustments:
Non real estate depreciation and amortization	$3,223	$1,354	$3,060	$1,331	$1,944	$790
Straight-line rental income and other non-cash adjustments	(9,793)	(5,042)	(7,498)	(3,459)	(8,873)	(3,901)
Second cycle tenant improvement	(4,099)	(1,837)	(1,755)	(751)	(3,730)	(1,806)
Second cycle leasing commissions	(1,238)	(731)	(2,243)	(949)	(2,324)	(1,064)
Recurring CAPEX	(1,563)	(831)	(254)	(132)	(993)	(466)
FAD Adjustment	$(13,470)	$(7,087)	$(8,690)	$(3,960)	$(13,976)	$(6,447)

First cycle tenant improvement	$8,913	$4,367	$3,208	$1,466	$1,331	$678
First cycle leasing commissions	$9,533	$4,356	$11,332	$5,723	$1,790	$690
Redevelopment costs	$27,093	$12,667	$30,730	$14,414	$48,345	$24,159
Capitalized interest	$8,427	$4,215	$12,308	$6,038	$10,636	$5,268

Supplemental Information	Second Quarter 2015

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Amounts in Thousands)

	Six Months Ended June 30, 2015		Six Months Ended June 30, 2014
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$234,449	$90,097	$255,451	$109,449
Escalation and reimbursement revenues	17,587	7,537	17,782	7,821
Other income	20,415	12,810	18,400	10,325
Total Revenues, net	$272,451	$110,444	$291,633	$127,595

Expenses
Operating expenses	$51,831	$18,909	$45,045	$20,344
Ground rent	5,164	2,582	4,657	2,288
Real estate taxes	41,711	15,259	32,342	14,135
Total Operating Expenses	$98,706	$36,750	$82,044	$36,767

NOI	$173,745	$73,694	$209,589	$90,828
Cash NOI	$160,901	$63,583	$187,094	$81,652

Transaction related costs, net of recoveries	$11	$10	$64	$100
Interest expense, net of interest income	95,722	33,514	97,064	34,130
Amortization of deferred financing costs	6,155	2,665	6,659	3,458
Depreciation and amortization	70,878	29,354	79,462	34,519
Loss on early extinguishment of debt	833	407	6,743	3,382

Net Income	$146	$7,744	$19,597	$15,239

Real estate depreciation	70,750	29,335	79,427	34,500
FFO Contribution	$70,896	$37,079	$99,024	$49,739

FAD Adjustments:
Non real estate depreciation and amortization	$6,283	$2,685	$5,605	$2,434
Straight-line rental income and other non-cash adjustments	(17,291)	(8,501)	(23,271)	(9,543)
Second cycle tenant improvement	(5,854)	(2,588)	(10,287)	(5,066)
Second cycle leasing commissions	(3,481)	(1,680)	(14,670)	(7,265)
Recurring CAPEX	(1,817)	(963)	(1,985)	(926)
FAD Adjustment	$(22,160)	$(11,047)	$(44,608)	$(20,366)

First cycle tenant improvement	$12,121	$5,833	$8,332	$4,150
First cycle leasing commissions	$20,865	$10,079	$6,685	$2,850
Redevelopment costs	$57,823	$27,081	$141,601	$70,002
Capitalized interest	$20,735	$10,253	$22,801	$11,301

Supplemental Information	Second Quarter 2015

SELECTED FINANCIAL DATA Property NOI and Components of Consolidated Debt Service and Fixed Charges Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2015	2014	2015	2015	2014
Property NOI

Property NOI	$211,147	$189,242	$203,610	$414,757	$352,733
NOI from discontinued operations	—	10,661	488	488	24,599
Total property NOI - consolidated	211,147	199,903	204,098	415,245	377,332
SLG share of property NOI from unconsolidated JVs	38,640	41,508	35,054	73,694	90,828
Combined NOI	$249,787	$241,411	$239,152	$488,939	$468,160
Partners’ share of property NOI - consolidated JVs	(9,219)	(10,502)	(8,784)	(18,003)	$(21,569)
NOI - SLG share	$240,568	$230,909	$230,368	$470,936	$446,591

NOI	$249,787	$241,411	$239,152	$488,939	$468,160
Free rent (net of amortization)	(25,067)	(2,274)	(22,473)	(47,540)	(3,600)
Net FAS 141 adjustment	(8,903)	(5,918)	(14,543)	(23,446)	(10,207)
Straightline revenue adjustment	(12,494)	(16,953)	(13,402)	(25,896)	(33,541)
Allowance for S/L tenant credit loss	(71)	(1,031)	(912)	(983)	(2,256)
Ground lease straight-line adjustment	705	1,324	705	1,410	3,327
Combined Cash NOI	$203,957	$216,559	$188,527	$392,484	$421,883
Partners’ share of property NOI - consolidated JVs	(5,713)	(8,390)	(7,615)	(13,328)	(18,278)
Cash NOI - SLG share	$198,244	$208,169	$180,912	$379,156	$403,605

Components of Consolidated Debt Service and Fixed Charges

Interest expense	$75,746	$81,318	$75,916	$151,662	162,158
Principal amortization payments	7,530	10,696	7,666	15,196	21,468
Total Consolidated Debt Service	$83,276	$92,014	$83,582	$166,858	$183,626

Payments under ground lease arrangements	$7,592	$8,095	$7,694	$15,286	16,890
Dividends on preferred units	1,140	565	951	2,091	1,130
Dividends on perpetual preferred shares	3,738	3,738	3,738	7,476	7,475
Total Consolidated Fixed Charges	$95,746	$104,412	$95,965	$191,711	$209,121

Supplemental Information	Second Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$267,669	$258,639	3.5%	$258,770	$526,438	$507,425	3.7%
	Escalation & reimbursement revenues	40,813	37,248	9.6%	40,294	81,107	73,788	9.9%
	Other income	13,592	789	1622.7%	1,518	15,109	2,002	654.7%
	Total Revenues	$322,074	$296,676	8.6%	$300,582	$622,654	$583,215	6.8%
Expenses
	Operating expenses	$65,324	$63,121	3.5%	$71,004	$136,327	$128,417	6.2%
	Ground rent	8,232	8,283	-0.6%	8,334	16,566	16,566	0.0%
	Real estate taxes	55,738	50,357	10.7%	55,158	110,895	100,987	9.8%
	Transaction related costs, net of recoveries	191	117	63.2%	—	191	893	-78.6%
		$129,485	$121,878	6.2%	$134,496	$263,979	$246,863	6.9%

	Operating Income	$192,589	$174,798	10.2%	$166,086	$358,675	$336,352	6.6%

	Interest expense & amortization of financing costs	$47,756	$53,954	-11.5%	$48,986	$96,742	$108,262	-10.6%
	Depreciation & amortization	82,509	84,887	-2.8%	80,767	163,276	165,857	-1.6%

	Income before noncontrolling interest	$62,324	$35,957	73.3%	$36,333	$98,657	$62,233	58.5%
Plus:	Real estate depreciation & amortization	82,457	84,835	-2.8%	80,715	163,172	165,739	-1.5%

	FFO Contribution	$144,781	$120,792	19.9%	$117,048	$261,829	$227,972	14.9%

Less:	Non—building revenue	300	256	17.2%	484	784	441	77.8%

Plus:	Transaction related costs, net of recoveries	191	117	63.2%	—	191	893	-78.6%
	Interest expense & amortization of financing costs	47,756	53,954	-11.5%	48,986	96,742	108,262	-10.6%
	Non-real estate depreciation	52	52	0.0%	52	104	118	-11.9%
	NOI	$192,480	$174,659	10.2%	$165,602	$358,082	$336,804	6.3%

Cash Adjustments
Less:	Free rent (net of amortization)	3,626	2,678	35.4%	2,265	5,892	2,456	139.9%
	Straightline revenue & other adjustments	20,004	10,596	88.8%	9,760	29,763	20,035	48.6%
	Rental income - FAS 141	5,197	6,249	-16.8%	3,262	8,460	12,235	-30.9%
Plus:	Ground lease straight-line adjustment	400	400	0.0%	400	801	801	0.0%
	Allowance for S/L tenant credit loss	(723)	(4)	17975.0%	(914)	(1,636)	(950)	72.2%
	Cash NOI	$163,330	$155,532	5.0%	$149,801	$313,132	$301,929	3.7%

Operating Margins
	NOI to real estate revenue, net	60.0%	58.9%		55.4%	57.7%	57.9%
	Cash NOI to real estate revenue, net	50.9%	52.5%		50.1%	50.5%	51.9%

	NOI before ground rent/real estate revenue, net	62.5%	61.7%		58.1%	60.4%	60.7%
	Cash NOI before ground rent/real estate revenue, net	53.3%	55.1%		52.7%	53.0%	54.6%

Supplemental Information	Second Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$31,236	$30,161	3.6%	$31,887	$63,123	$60,254	4.8%
	Escalation & reimbursement revenues	3,010	2,340	28.6%	2,846	5,856	4,853	20.7%
	Other income	207	250	-17.2%	312	520	524	-0.8%
	Total Revenues	$34,453	$32,751	5.2%	$35,045	$69,499	$65,631	5.9%
Expenses
	Operating expenses	$6,259	$5,837	7.2%	$6,968	$13,227	$12,474	6.0%
	Real estate taxes	5,319	4,659	14.2%	5,314	10,633	9,293	14.4%
		$11,578	$10,496	10.3%	$12,282	$23,860	$21,767	9.6%

	Operating Income	$22,875	$22,255	2.8%	$22,763	$45,639	$43,864	4.0%

	Interest expense & amortization of financing costs	$9,748	$8,148	19.6%	$9,099	$18,845	$16,695	12.9%
	Depreciation & amortization	10,963	10,210	7.4%	10,658	21,622	20,069	7.7%

	Income before noncontrolling interest	$2,164	$3,897	-44.5%	$3,006	$5,172	$7,100	-27.2%
Plus:	Real estate depreciation & amortization	10,955	10,202	7.4%	10,649	21,604	20,052	7.7%

	FFO Contribution	$13,119	$14,099	-7.0%	$13,655	$26,776	$27,152	-1.4%

Less:	Non—building revenue	7	39	-82.1%	116	123	82	50.0%

Plus:	Interest expense & amortization of financing costs	9,748	8,148	19.6%	9,099	18,845	16,695	12.9%
	Non-real estate depreciation	8	8	0.0%	9	18	17	5.9%
	NOI	$22,868	$22,216	2.9%	$22,647	$45,516	$43,782	4.0%

Cash Adjustments
Less:	Free rent (net of amortization)	724	609	18.9%	531	1,255	1,593	-21.2%
	Straightline revenue & other adjustments	1,273	1,434	-11.2%	1,616	2,890	3,269	-11.6%
	Rental income - FAS 141	258	390	-33.8%	535	793	854	-7.1%
Plus:	Allowance for S/L tenant credit loss	(134)	(19)	605.3%	—	(134)	52	-357.7%
	Cash NOI	$20,479	$19,764	3.6%	$19,965	$40,444	$38,118	6.1%

Operating Margins
	NOI to real estate revenue, net	66.6%	68.0%		64.8%	65.7%	66.7%
	Cash NOI to real estate revenue, net	59.7%	60.5%		57.2%	58.4%	58.1%

	NOI before ground rent/real estate revenue, net	66.6%	68.0%		64.8%	65.7%	66.7%
	Cash NOI before ground rent/real estate revenue, net	59.7%	60.5%		57.2%	58.4%	58.1%

Supplemental Information	Second Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$298,905	$288,800	3.5%	$290,657	$589,561	$567,679	3.9%
	Escalation & reimbursement revenues	43,823	39,588	10.7%	43,140	86,963	78,641	10.6%
	Other income	13,799	1,039	1228.1%	1,830	15,629	2,526	518.7%
	Total Revenues	$356,527	$329,427	8.2%	$335,627	$692,153	$648,846	6.7%
Expenses
	Operating expenses	$71,583	$68,958	3.8%	$77,972	$149,554	$140,891	6.1%
	Ground rent	8,232	8,283	-0.6%	8,334	16,566	16,566	0.0%
	Real estate taxes	61,057	55,016	11.0%	60,472	121,528	110,280	10.2%
	Transaction related costs, net of recoveries	191	117	63.2%	—	191	893	-78.6%
		$141,063	$132,374	6.6%	$146,778	$287,839	$268,630	7.2%

	Operating Income	$215,464	$197,053	9.3%	$188,849	$404,314	$380,216	6.3%

	Interest expense & amortization of financing costs	$57,504	$62,102	-7.4%	$58,085	$115,587	$124,957	-7.5%
	Depreciation & amortization	93,472	95,097	-1.7%	91,425	184,898	185,926	-0.6%

	Income before noncontrolling interest	$64,488	$39,854	61.8%	$39,339	$103,829	$69,333	49.8%
Plus:	Real estate depreciation & amortization	93,412	95,037	-1.7%	91,364	184,776	185,791	-0.5%

	FFO Contribution	$157,900	$134,891	17.1%	$130,703	$288,605	$255,124	13.1%

Less:	Non—building revenue	307	295	4.1%	600	907	523	73.4%

Plus:	Transaction related costs, net of recoveries	191	117	63.2%	—	191	893	-78.6%
	Interest expense & amortization of financing costs	57,504	62,102	-7.4%	58,085	115,587	124,957	-7.5%
	Non-real estate depreciation	60	60	0.0%	61	122	135	-9.6%
	NOI	$215,348	$196,875	9.4%	$188,249	$403,598	$380,586	6.0%

Cash Adjustments
Less:	Free rent (net of amortization)	4,350	3,287	32.3%	2,796	7,147	4,049	76.5%
	Straightline revenue & other adjustments	21,277	12,030	76.9%	11,376	32,653	23,304	40.1%
	Rental income - FAS 141	5,455	6,639	-17.8%	3,797	9,253	13,089	-29.3%
Plus:	Ground lease straight-line adjustment	400	400	0.0%	400	801	801	0.0%
	Allowance for S/L tenant credit loss	(857)	(23)	3626.1%	(914)	(1,770)	(898)	97.1%
	Cash NOI	$183,809	$175,296	4.9%	$169,766	$353,576	$340,047	4.0%

Operating Margins
	NOI to real estate revenue, net	60.6%	59.8%		56.3%	58.5%	58.8%
	Cash NOI to real estate revenue, net	51.7%	53.3%		50.8%	51.3%	52.5%

	NOI before ground rent/real estate revenue, net	62.9%	62.3%		58.8%	60.9%	61.3%
	Cash NOI before ground rent/real estate revenue, net	53.9%	55.7%		53.2%	53.6%	55.0%

Supplemental Information	Second Quarter 2015

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2015				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2015 (1)	Coupon (2)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
500 West Putnam Avenue	22,676	5.52%	593	Jan-16		22,376	—	Open
1-6 Landmark Square	80,424	4.00%	1,707	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
762 Madison Avenue (swapped)	7,959	3.86%	173	Feb-17		7,679	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
388-390 Greenwich Street (swapped)	1,004,000	3.25%	—	Jun-18	(3)	1,004,000	Jun-21	Open
1 Madison Avenue	554,405	5.91%	22,925	May-20		404,531	—	Open
100 Church Street	226,862	4.68%	3,513	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	68,276	4.13%	1,146	Feb-24		48,588	—	Open
400 East 58th Street	29,261	4.13%	491	Feb-24		20,823	—	Open
420 Lexington Avenue	300,000	3.99%	—	Oct-24		272,749	—	Mar-18
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Open
	$4,411,513	4.53%	$30,548			$3,953,146
Unsecured fixed rate debt
Unsecured notes	$255,272	6.00%	$—	Mar-16		$255,308	—	Open
Convertible notes	314,993	3.00%	—	Oct-17		345,000	—	Open
1745 Broadway	16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes	249,777	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(4)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	10,008	3.00%	—	Mar-27	(5)	10,008	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	Open
Series J Preferred Units	4,000	3.75%	—	Apr-51		4,000	—	Open
	$1,430,050	5.14%	$—			$1,460,316

Total Fixed Rate Debt/Wtd Avg	$5,841,563	4.68%	$30,548			$5,413,462
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 325 bps)	$106,421	3.44%	$—	Dec-15		$106,421	—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	446,000	1.93%	—	Jun-18		446,000	Jun-21	Open
248-252 Bedford Avenue (LIBOR + 150 bps)	29,000	1.69%	—	Jun-19		28,317	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.79%	—	Oct-20		275,000	—	Open
	$856,421	2.07%	$—			$855,738
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$705,000	1.44%	$—	Mar-19		$705,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	803,000	1.59%	—	Jun-19		803,000	—	Open
	$1,508,000	1.52%	$—			$1,508,000

Total Floating Rate Debt/Wtd Avg	$2,364,421	1.72%	$—			$2,363,738

Total Debt/Wtd Avg - Consolidated	$8,205,984	3.82%	$30,548			$7,777,200

Total Debt/Wtd Avg - Joint Venture	$1,695,339	4.38%

Total Debt including SLG’s share of JV Debt/Wtd Avg	$9,901,323	3.92%

Weighted Average Balance & Interest Rate for the quarter, including SLG’s share of JV Debt	$9,897,993	3.91%

(1) Excludes the mortgage related to 120 West 45th Street, which was held for sale as of June 30, 2015.

(2) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(3) The interest rate swaps mature in December 2017.

(4) The interest rate swap matures in June 2016.

(5) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

Supplemental Information	Second Quarter 2015

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding					2015				As-Of
	6/30/2015					Principal	Maturity		Due at	Right	Earliest
	Gross Principal		SLG Share	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$2,600		$1,300	10.00%		$—	Dec-15		$1,300	—	Open
11 West 34th Street (swapped)	16,749		5,025	4.82%		95	Jan-16		4,977	—	Open
280 Park Avenue	696,563		348,282	6.57%		3,604	Jun-16		344,899	—	Open
1745 Broadway	340,000		193,358	5.68%		—	Jan-17		193,358	—	Open
Jericho Plaza	163,750	(2)	33,176	5.65%		—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910		12,655	6.00%		—	Aug-17		12,655	—	Open
315 West 36th Street (swapped)	25,000		8,875	3.16%		—	Dec-17		8,670	—	Open
521 Fifth Avenue (swapped)	170,000		85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	300,000		32,748	4.45%		—	Jul-22		32,748	—	Aug-15
21 East 66th Street	12,000		3,874	3.60%		—	Apr-23		3,874	—	Open
717 Fifth Avenue (mezzanine)	319,900		34,920	9.00%		—	Jul-24		50,965	—	Open
3 Columbus Circle	350,000		171,150	3.61%		—	Mar-25		171,150	—	Open
Stonehenge Portfolio	434,492	(3)	25,719	4.18%		285	Various	(3)	23,182	—	Open
Total Fixed Rate Debt/Wtd Avg	$2,851,964		$956,932	5.47	%(4)	$3,984			$966,804

Floating rate debt
Meadows (LIBOR + 575 bps)	$67,350		$33,675	7.75%		$—	Sep-15		$33,675	—	Open
1552 Broadway (LIBOR + 408 bps)	188,410		94,205	4.26%		—	Apr-16		94,205	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000		15,000	1.08%		—	Jun-16		15,000	—	Open
650 Fifth Avenue (LIBOR + 350 bps)	65,000		32,500	3.69%		—	Oct-16		32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	40,000		38,000	4.25%		—	Dec-16		38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	125,000		68,750	2.69%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	275,000		137,500	2.60%		—	Apr-17		137,500	—	Open
33 Beekman (LIBOR + 275 bps)	65,506		30,067	2.93%		28	Aug-17		29,890	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	114,774		63,126	2.28%		2,137	Oct-17		58,493	—	Open
55 West 46th Street (LIBOR + 230 bps)	150,000		37,500	2.49%		—	Oct-17		37,500	—	Open
Stonehenge Portfolio (Prime)	10,500		350	3.25%		—	Dec-17		338	—	Open
121 Greene Street (LIBOR + 150 bps)	15,000		7,500	1.69%		—	Nov-19		7,500	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000		179,640	1.94%		—	Feb-21		175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,844		595	2.88%		25	Jun-33		4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,508,384		$738,408	2.97	%(4)	$2,190			$729,214

Total Joint Venture Debt/Wtd Avg	$4,360,348		$1,695,340	4.38	%(4)	$6,174			$1,696,018

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) This loan was in default as of June 30, 2015 due to the non-payment of debt service.

(3) Amount is comprised of $13.5 million, $56.0 million, $35.0 million, $7.4 million, $142.7 million, and $179.9 million in fixed-rate mortgages that mature in July 2016, June 2017, November 2017, February 2018, August 2019, and June 2024, respectively.

(4) The weighted average coupon rates are calculated based on SL Green’s share in the outstanding debt.

Covenants

SL GREEN REALTY CORP.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	46.7	x	Less than 60%
Fixed Charge Coverage	2.29	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	38.4%		Less than 60%
Secured Debt / Total Assets	19.6%		Less than 40%
Debt Service Coverage	3.32	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	442.4%		Greater than 150%

Composition of Debt
Fixed Rate Debt
Consolidated	$5,841,563
SLG Share of JV	956,932
Total Fixed Rate Debt	$6,798,495	68.7%

Floating Rate Debt
Consolidated	$2,364,421
SLG Share of JV	738,408
	3,102,829
Debt & Preferred Equity and Other Investments	(1,004,539)
Total Floating Rate Debt	$2,098,290	21.2%

Total Debt	$9,901,324

Supplemental Information	Second Quarter 2015

DEBT SUMMARY SCHEDULE – Reckson Operating Partnership Unaudited (Dollars in Thousands)

	Principal		2015				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2015	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$441,594	—	Open
	$500,000	5.12%	$—			$441,594

Unsecured fixed rate debt
Unsecured notes	$255,272	6.00%	$—	Mar-16		$255,308	—	Open
Unsecured notes	249,777	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
	$985,049	5.82%	$—			$985,308

Total Fixed Rate Debt/Wtd Avg	$1,485,049	5.58%	$—			$1,426,902

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$705,000	1.44%	$—	Mar-19		$705,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	803,000	1.59%	—	Jun-19		803,000	—	Open
Total Floating Rate Debt/Wtd Avg	$1,508,000	1.52%	$—			$1,508,000

Total Debt/Wtd Avg - Consolidated	$2,993,049	3.53%	$—			$2,934,902

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) The interest rate swap matures in June 2016.

Covenants

RECKSON OPERATING PARTNERSHIP, L.P.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.1%		Less than 60%
Fixed Charge Coverage	3.06	x	Greater than 1.5x
Secured Debt / Total Assets	6.9%		Less than 40%
Unsecured Debt / Unencumbered Assets	50.7%		Less than 60%

Supplemental Information	Second Quarter 2015

SUMMARY OF GROUND LEASE ARRANGEMENTS (Dollars in Thousands)

					Deferred
	2015 Scheduled	2016 Scheduled	2017 Scheduled	2018 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	474	2027	(3)
711 Third Avenue	5,250	5,354	5,500	5,500	913	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	122	209	209	—	2111

Total	$30,491	$30,612	$30,845	$30,845	$1,387

Capitalized Lease
1080 Amsterdam Avenue	$145	$170	$291	$291	$21,013	2111

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Lease
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,183	$—	2062

Capitalized Lease
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,169	$90,922	2062

(1) Per the balance sheet at June 30, 2015.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to two 15-year renewals at the Company’s option through 2080.

Supplemental Information	Second Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

		Weighted Average Book	Weighted Average	Current
	Book Value(1)	Value During Quarter	Yield During Quarter	Yield(2)

6/30/2014	$1,547,808	$1,416,582	10.63%	10.47%

Debt originations/accretion(3)	169,424
Preferred Equity originations/accretion	3,324
Redemptions/Sales/Syndications/Amortization	(287,605)
9/30/2014	$1,432,951	$1,456,997	10.53%	10.48%

Debt originations/accretion(3)	199,997
Preferred Equity originations/accretion	4,256
Redemptions/Sales/Syndications/Amortization	(228,400)
12/31/2014	$1,408,804	$1,395,624	10.51%	10.38%

Debt originations/accretion(3)	134,429
Preferred Equity originations/accretion	34,002
Redemptions/Sales/Syndications/Amortization	(28,496)
3/31/2015	$1,548,739	$1,503,047	10.37%	10.26%

Debt originations/accretion(3)	215,869
Preferred Equity originations/accretion	3,456
Redemptions/Sales/Syndications/Amortization	(82,830)
6/30/2015	$1,685,234	$1,694,194	10.18%	10.15%

(1) Net of unamortized fees, discounts, and premiums.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Accretion includes original issue discounts and/or compounding investment income.

Supplemental Information	Second Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

			Weighted Average	Weighted Average	Current
Type of Investment	Book Value(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(3)

New York City

Senior Mortgage Debt	$292,816	$—	$405	6.78%	6.71%

Junior Mortgage Participation	189,053	1,656,497	$2,024	9.23%	9.22%

Mezzanine Debt	1,034,426	3,925,538	$1,084	11.29%	11.30%

Preferred Equity	168,939	680,795	$321	10.24%	10.18%

Balance as of 6/30/15	$1,685,234	$6,262,830	$975	10.18%	10.15%

(1) Net of unamortized fees, discounts, and premiums.

(2) Approximately 57.3% of our investments are indexed to LIBOR.

(3) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(4) The weighted average maturity of the outstanding balance is 1.71 years. Approximately 58.3% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	Second Quarter 2015

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	6/30/15	Type	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$126,817	Office	New York City	$550,000	$293	10.98%

Mortgage and Mezzanine	117,999	Residential Land	New York City	—	$216	10.26%

Mortgage and Mezzanine	109,910	Retail Land	New York City	—	$374	6.16%

Jr. Mortgage Participation and Mezzanine	102,646	Office	New York City	1,109,000	$1,175	9.59%

Mezzanine Loan	99,269	Residential	New York City	360,000	$843	8.11%

Mortgage and Mezzanine	77,447	Residential	New York City	—	$528	11.55%

Mezzanine Loan	74,014	Office	New York City	775,000	$1,082	18.80%

Mezzanine Loan	71,962	Office/Retail	New York City	165,000	$1,987	9.86%

Jr. Mortgage Participation and Mezzanine	71,909	Office/Retail	New York City	205,000	$399	11.21%

Mezzanine Loan	65,969	N/A(3)	N/A(3)	—	$—	10.88%

Total	$917,942			$3,164,000		10.45%

(1) Net of unamortized fees, discounts, and premiums.

(2) Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.

(3) The loan is collateralized by defeasance securities.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-15		Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4	99.0		99.0	98.7	98.7	98.7	$38,581,923	3.6	3.0	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1	99.9		99.4	98.8	88.7	83.2	10,640,214	1.0	0.8	23
120 West 45th Street	100.0	Midtown	Fee Interest	1	440,000	2	96.2		96.5	95.6	94.5	93.3	25,319,467	2.3	2.0	44
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2	87.1		88.7	80.4	81.9	70.8	31,551,723	2.9	2.5	22
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4	91.6		92.4	92.2	92.0	91.5	48,351,093	4.5	3.8	32
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1	90.3		91.9	91.9	90.5	90.5	12,160,832	1.1	1.0	13
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4	99.3		97.1	96.5	96.7	95.0	74,937,232	6.9	5.9	213
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest	1	200,000	1	96.8		95.5	96.5	96.5	96.5	17,875,864	1.7	1.4	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	57,605,189	5.3	4.6	24
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.9	99.9	38,672,481	3.6	3.1	10
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	1	81.3		81.3	81.3	81.3	79.0	14,427,758	1.3	1.1	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2	97.1		96.6	92.1	92.1	92.1	55,369,028	5.1	4.4	22
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1	100.0		92.1	92.1	92.1	92.1	10,375,689	1.0	0.8	8
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	1	524,000	2	83.5		84.1	80.6	80.6	80.6	25,738,744	2.4	2.0	17
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3	97.3		97.3	96.7	96.7	96.4	44,530,764	4.1	3.5	31
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2	84.8		85.6	81.0	83.4	84.2	38,278,130	3.5	3.0	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5	100.0		90.3	90.3	90.3	90.3	92,598,797		3.7	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.9	99.9	99.9	99.9	88,537,145	8.2	7.0	19
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2	98.5		96.9	96.9	99.9	95.7	40,352,965	3.7	3.2	35
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6	100.0		99.7	99.6	100.0	100.0	119,603,197	11.1	9.5	13
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,578,132	6.3	5.4	2
Subtotal / Weighted Average				21	15,794,045	57%	96.8%		95.7%	94.8%	94.9%	94.1%	$954,086,367	79.7%	71.8%	629

“Non Same Store”
388 & 390 Greenwich Street	100.0	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	$112,498,602	10.4	8.9	1
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0	100.0		72.5	72.5	72.5	48.8	8,554,001	0.8	0.7	2

Subtotal / Weighted Average				3	2,739,000	10%	100.0%		99.0%	99.0%	99.0%	98.1%	$121,052,603	11.2%	9.6%	3

Total / Weighted Average Consolidated Properties				24	18,533,045	67%	97.3%		96.2%	95.4%	95.5%	94.7%	$1,075,138,970	90.9%	81.4%	632

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2	83.4		80.2	79.5	79.5	73.8	$36,345,452		1.4	30
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3	96.6		96.3	96.0	96.0	96.5	58,908,200		2.3	40
315 West 36th Street	35.5	Times Square South	Fee Interest	1	147,619	1	100.0		88.4	99.2	99.2	99.2	6,789,468		0.2	5
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	2	97.6		99.0	99.3	99.3	95.6	28,508,955		1.1	43
600 Lexington Avenue	55.0	East Side	Fee Interest	1	303,515	1	89.6		89.2	89.2	89.2	75.7	20,701,108		0.9	35
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2	98.4		97.5	94.8	94.8	93.5	32,596,884		1.6	44
1745 Broadway	56.88	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	42,805,380		1.9	1

Total / Weighted Average Unconsolidated Properties				7	3,476,115	13%	95.2%		94.1%	94.0%	94.0%	91.4%	$226,655,447		9.4%	198

Manhattan Operating Properties Grand Total / Weighted Average				31	22,009,160	79%	96.9%		95.9%	95.2%	95.3%	94.2%	$1,301,794,416			830
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent													$1,149,250,012		90.8%
Manhattan Operating Properties Same Store Occupancy %					19,270,160	88%	96.5	%(3)	95.4%	94.7%	94.8%	93.6%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.

(2) The Company owns 50% of the fee interest.

(3) Manhattan same-store occupancy, inclusive of 103,385 square feet of leases signed but not yet commenced, is 97.0% as of June 30, 2015, as compared to 94.9% at June 30, 2014 and 95.9% at March 31, 2015.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Suburban Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-15		Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.8	$1,754,651	0.2	0.1	2
1100 King Street - 2 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	30.3		30.3	30.3	47.9	47.9	721,181	0.1	0.1	3
1100 King Street - 3 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	21.7		21.7	21.7	21.7	57.2	728,586	0.1	0.1	2
1100 King Street - 4 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	85.8		85.8	85.8	84.6	84.6	2,030,698	0.2	0.2	10
1100 King Street - 5 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	93.1		93.1	92.0	92.0	92.0	2,056,949	0.2	0.2	9
1100 King Street - 6 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	56.7		56.7	56.7	56.7	50.8	1,538,476	0.1	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	1	99.0		76.2	76.2	75.2	57.5	4,395,432	0.4	0.3	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1	75.6		75.6	75.1	74.3	74.8	2,851,000	0.3	0.2	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1	72.9		72.9	72.9	70.7	70.7	4,559,478	0.4	0.4	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	1	81.1		81.1	80.2	80.2	80.2	4,809,943	0.4	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	1	96.6		96.6	97.8	97.8	96.5	5,133,593	0.5	0.4	6
140 Grand Street	100.0	White Plains, New York	Fee Interest	1	130,100	0	97.7		97.7	100.0	95.7	95.7	4,162,848	0.4	0.3	13
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1	92.3		92.3	92.3	90.9	90.2	13,201,491	1.2	1.0	19
“Same Store” Westchester, New York Subtotal/Weighted Average				13	2,135,100	9%	80.6%		78.7%	78.8%	78.6%	78.1%	$47,944,326	4.4%	3.8%	108

“Non Same Store” Westchester, New York
150 Grand Street	100.0	White Plains, New York	Fee Interest	1	85,000	0	76.6		41.7	43.8	38.0	36.1	$1,535,628	0.1	0.1	21
“Non Same Store” Westchester, New York Subtotal/Weighted Average				1	85,000	0%	76.6%		41.7%	43.8%	38.0%	36.1%	$1,535,628	0.1%	0.1%	21

“Same Store” Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1	95.9		94.3	95.8	93.1	95.9	$9,573,916	0.9	0.8	64
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0	76.5		85.4	87.8	81.7	57.3	768,118	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0	59.0		48.4	48.4	51.7	55.1	2,345,477	0.2	0.2	18
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0	87.6		87.6	87.6	85.1	87.6	2,888,601	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0	99.3		99.0	99.0	98.8	98.8	975,448	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	1	86.0		91.9	87.1	87.1	83.6	3,643,373	0.3	0.3	6
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0	100.0		76.9	76.9	76.9	76.9	313,533	0.0	0.0	1
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0	88.9		80.9	80.9	77.7	77.7	5,097,741		0.2	10
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	1	97.8		97.8	97.8	99.1	93.3	7,869,766		0.3	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1	88.0		89.2	89.2	90.6	90.6	6,208,949	0.6	0.5	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	1	75.6		77.1	77.1	75.6	72.2	3,598,215	0.3	0.3	22
500 West Putnam Avenue	100.0	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		53.8	53.8	53.8	53.8	2,971,684	0.3	0.2	10
“Same Store” Connecticut Subtotal/Weighted Average				12	1,634,700	5%	84.9%		83.7%	83.6%	82.9%	81.8%	$46,254,821	3.1%	3.2%	194

“Same Store” New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	66.2		66.2	62.4	61.1	61.1	$4,097,884	0.4	0.3	6
“Same Store” New Jersey Subtotal/Weighted Average				1	278,000	1%	66.2%		66.2%	62.4%	61.1%	61.1%	$4,097,884	0.4%	0.3%	6

“Same Store” Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1	95.6		94.7	94.7	94.4	93.8	12,008,730	1.1	0.9	69
“Same Store” Brooklyn, New York Subtotal/Weighted Average				1	317,600	1%	95.6%		94.7%	94.7%	94.4%	93.8%	$12,008,730	1.1%	0.9%	69

Total / Weighted Average Consolidated Properties				28	4,450,400	16%	82.3%		80.2%	80.0%	79.4%	78.7%	$111,841,388	9.1%	8.3%	398

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows	50.0	Rutherford, New Jersey	Fee Interest	2	582,100	2	91.4		91.4	91.4	87.1	87.9	13,474,980		0.5	55
Jericho Plaza	20.26	Jericho, New York	Fee Interest	2	640,000	2	70.0		69.8	86.0	83.6	90.5	15,669,096		0.3	36
“Same Store” Subtotal/Weighted Average				4	1,222,100	5%	80.2%		80.1%	88.6%	85.3%	89.3%	$29,144,076		0.8%	91

“Non Same Store”
7 Renaissance Square	50.0	White Plains, New York	Fee Interest	1	65,641	0	89.1		77.2	67.7	66.8	51.2	1,912,776		0.1	10
“Non Same Store” Subtotal/Weighted Average				1	65,641	0%	89.1%		77.2%	67.7%	66.8%	51.2%	$1,912,776		0.1%	10

Total / Weighted Average Unconsolidated Properties				5	1,287,741	5%	80.6%		79.9%	87.5%	84.3%	87.3%	$31,056,852		0.9%	101

Suburban Operating Properties Grand Total / Weighted Average				33	5,738,141	21%	81.9%		80.1%	81.7%	80.5%	80.7%	$142,898,240			499
Suburban Operating Properties Grand Total - SLG share of Annualized Rent													$116,355,747		9.2%
Suburban Operating Properties Same Store Occupancy %					5,587,500	97%	81.9	%(1)	80.8%	82.4%	81.3%	81.7%

(1) Suburban same-store occupancy, inclusive of 127,646 square feet of leases signed but not yet commenced, is 84.2% as of June 30, 2015, as compared to 83.4% at June 30, 2014 and 83.5% at March 31, 2015.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Retail & Residential Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value		Tenants

“Same Store” Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	$2,450,408	1.2	$15,482,405		1
19-21 East 65th Street (1)	90.0	Plaza District	Leasehold Interest	2	23,610	3	66.0	66.0	66.0	66.0	83.0	1,173,811	1.7	7,548,256		17
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	2	100.0	100.0	100.0	100.0	100.0	3,536,868	1.8	81,646,928		1
131-137 Spring Street	100.0	Soho	Fee Interest	2	68,342	9	100.0	92.0	92.0	92.0	92.0	11,623,226	18.3	138,909,734		11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	37	100.0	100.0	100.0	100.0	100.0	15,311,824	24.1	214,199,299		10
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	16	89.4	89.4	89.4	89.4	89.4	36,884,528	6.3	279,917,007		7
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	9	81.7	74.8	74.8	68.2	76.7	21,576,863	17.0	226,453,677		8
752 Madison Avenue (2)	90.0	Plaza District	Leasehold Interest	1	21,124	3	100.0	100.0	100.0	100.0	100.0	4,316,648	6.1	11,140,833	(3)	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	100.0	100.0	100.0	1,714,655	2.4	16,704,723		5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7	100.0	100.0	100.0	100.0	100.0	1,561,500	2.5	16,357,696		3
Subtotal/Weighted Average				12	656,096	89%	95.0%	93.5%	93.5%	92.9%	94.3%	$100,150,332	81.4%	$1,008,360,557		64

“Non Same Store” Retail
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1	54.3	77.2	100.0	N/A	N/A	$444,117	0.7	$31,331,717		1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1	100.0	100.0	100.0	100.0	N/A	963,606	1.5	53,290,025		1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1	100.0	100.0	100.0	100.0	N/A	1,344,319	1.1	28,255,045		2
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8	67.5	67.5	67.5	67.5	67.5	19,430,792	15.3	253,646,462		2
Subtotal/Weighted Average				5	79,267	11%	71.0%	73.7%	76.3%	73.2%	67.5%	$22,182,835	18.6%	$366,523,249		6

Total / Weighted Average Retail Properties				17	735,363	100%	92.5%	91.4%	91.7%	91.0%	92.2%	$122,333,166	100.0%	$1,374,883,806		70

Residential Properties

	Ownership			# of	Useable	Total Units	Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Residential	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value

“Same Store” Residential
248-252 Bedford Avenue	90.0	Brooklyn, New York	Fee Interest	1	66,611	75	92.0	84.4	89.6	79.2	84.4	$3,810	$3,154,318	$40,378,839
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	96.4	96.1	95.8	96.1	91.0	3,856	14,805,720	176,711,329
400 East 57th Street (1)	90.0	Upper East Side	Fee Interest	1	290,482	261	93.9	98.9	94.3	91.6	93.1	3,166	10,721,782	121,529,923
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	125	94.4	97.6	96.8	96.0	96.8	3,122	4,912,130	53,959,209
Subtotal/Weighted Average				3	719,948	794	94.8%	96.1%	94.9%	93.0%	92.0%	$3,700	$33,593,951	$392,579,300

“Non Same Store” Residential
Upper East Side Residential	90.0	Upper East Side	Fee Interest	1	27,000	28	96.4	N/A	N/A	N/A	N/A	$2,177	$1,144,840	$50,073,674
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96	96.9	96.9	97.9	94.8	2.2	3,716	4,399,140	46,393,191
Stonehenge Portfolio	Various		Fee Interest	17	2,046,733	2,225	96.9	96.5	N/A	N/A	N/A	3,487	102,099,102	970,556,487
Subtotal/Weighted Average				19	2,155,983	2,349	96.9%	96.5%	97.9%	94.8%	2.2%	$3,592	$107,643,081	$1,067,023,352

Total / Weighted Average Residential Properties				22	2,875,931	3,143	96.4%	96.4%	95.2%	93.2%	82.3%	$3,619	$141,237,032	$1,459,602,652

(1) Stonehenge Portfolio Property.

(2) The Company owns an 90% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired 100% of the fee position.

(3) Excludes the fee position owned through a separate entity.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Development / Redevelopment & Land Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
Development / Redevelopment
33 Beekman Street	45.9	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	$93,187,860	—
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	45	69.3	65.2	55.4	55.5	58.2	83,465,864	82.8	1,260,810,175	30
51 East 42nd Street	100.0	Grand Central	Fee Interest	1	142,000	5	—	—	10.1	18.4	62.2	—	—	86,168,904	—
317 Madison Avenue	100.0	Grand Central	Fee Interest	1	450,000	16	1.5	10.6	18.6	35.1	64.2	2,025,612	4.0	148,445,747	1
331 Madison Avenue	100.0	Grand Central	Fee Interest	1	114,900	4	—	9.8	19.6	74.9	77.5	—	—	84,562,887	—
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	13	31.1	29.1	25.3	26.7	26.7	8,428,870	9.2	311,401,394	13
Fifth Avenue Retail Assemblage	100.0	Plaza District	Fee Interest	3	66,962	2	63.7	63.7	63.7	66.2	69.8	1,224,600	2.4	152,456,000	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	1	10.5	10.5	10.5	10.5	10.5	1,339,026	1.3	272,703,414	3
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	6,000	0	—	—	100.0	100.0	N/A	—	—	42,514,932	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	N/A	N/A	—	—	75,556,146	—
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	13	—	—	—	N/A	N/A	—	—	307,485,737	—
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	100.0	N/A	N/A	N/A	85,152	0.2	6,800,000	1
Total / Weighted Average Development / Redevelopment Properties				14	2,733,644	100	36.9%	36.7%	34.3%	45.9%	55.5%	$96,569,124	100.0%	$2,842,093,196	49

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	23	100.0	100.0	100.0	100.0	N/A	3,677,574	17.7	153,745,356
885 Third Avenue (1)	100.0	Midtown/Plaza District	Fee Interest	1	607,000	77	100.0	100.0	100.0	100.0	100.0	17,068,716	82.3	329,943,115
Total / Weighted Average Land				2	783,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,746,290	100.0%	$483,688,471

(1) Subject to long-term, third party net operating leases.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	100%	SLG	Tenants
PRIME RETAIL - Consolidated Properties
19-21 East 65th Street	90.0	Plaza District	Leasehold Interest	2	23,610	1	66.0	66.0	66.0	66.0	83.0	1,173,811	0	1	17
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0	54.3	77.2	100.0	N/A	N/A	444,117	0	0	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0	100.0	100.0	100.0	100.0	N/A	963,606	0	1	1
131-137 Spring Street	100.0	Soho	Fee Interest	2	68,342	3	100.0	92.0	92.0	92.0	92.0	11,623,226	4	6	11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	13	100.0	100.0	100.0	100.0	100.0	15,311,824	6	8	10
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	6,000	0	—	—	100.0	100.0	N/A	—	—	—	—
752 Madison Avenue(1)	90.0	Plaza District	Leasehold Interest	1	21,124	1	100.0	100.0	100.0	100.0	100.0	4,316,648	2	2	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0	100.0	100.0	100.0	100.0	100.0	1,714,655	1	1	5
Fifth Avenue Retail Assemblage	100.0	Plaza District	Fee Interest	3	66,962	3	63.7	63.7	63.7	66.2	69.8	1,224,600	0	1	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3	100.0	100.0	100.0	100.0	100.0	1,561,500	1	1	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	100.0	N/A	N/A	N/A	85,152	0	0	1
Subtotal / Weighted Average				15	529,697	26%	92.0%	91.3%	92.8%	93.0%	94.1%	$38,419,139	14%	20%	51

PRIME RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1	100.0	100.0	100.0	100.0	100.0	2,450,408	1	0	1
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	1	100.0	100.0	100.0	100.0	100.0	3,536,868	1	1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0	100.0	100.0	100.0	100.0	N/A	1,344,319	1	0	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	10.5	10.5	1,339,026	1	0	3
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	6	89.4	89.4	89.4	89.4	89.4	36,884,528	14	2	7
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3	81.7	74.8	74.8	68.2	76.7	21,576,863	8	6	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3	67.5	67.5	67.5	67.5	67.5	19,430,792	7	5	2
Subtotal / Weighted Average				8	311,952	15%	76.9%	75.4%	75.4%	74.0%	75.2%	$86,562,805	33%	15%	24

Total / Weighted Average Prime Retail				23	841,649	41%	86.4%	85.4%	86.4%	85.9%	87.1%	$124,981,944	47%	35%	75

OTHER RETAIL - Consolidated Properties
51 East 42nd Street	100.0	Grand Central	Fee Interest	1	23,221	1	—	—	69.0	80.3	80.3	—	—	—	—
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2	100.0	100.0	100.0	100.0	100.0	2,668,353	1	1	7
120 West 45th Street	100.0	Midtown	Fee Interest	1	5,446	0	100.0	100.0	100.0	100.0	100.0	406,436	0	0	1
125 Park Avenue	100.0	Grand Central	Fee Interest	1	21,733	1	43.9	43.9	43.9	43.9	43.9	1,155,972	0	1	5
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	49,970	2	96.5	96.5	96.5	96.5	96.5	3,425,841	1	2	6
260 East 72nd Street	90.0	Upper East Side	Fee Interest	1	4,150	0	88.0	N/A	N/A	N/A	N/A	439,454	0	0	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1	100.0	100.0	100.0	100.0	100.0	2,945,556	1	2	6
317 Madison Avenue	100.0	Grand Central	Fee Interest	1	26,935	1	25.3	25.3	25.3	25.3	100.0	2,025,612	1	1	1
331 Madison Avenue	100.0	Grand Central	Fee Interest	1	13,722	1	—	72.9	72.9	82.9	84.7	—	—	—	—
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	13,772	1	55.4	100.0	100.0	100.0	100.0	1,490,156	1	1	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0	100.0	100.0	100.0	100.0	100.0	490,756	0	0	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2	100.0	100.0	100.0	100.0	100.0	4,062,478	2	2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1	100.0	88.6	100.0	100.0	100.0	2,049,977	1	1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2	100.0	100.0	100.0	100.0	100.0	3,992,700	2	2	5
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3	100.0	100.0	100.0	100.0	100.0	1,726,905	1	1	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2	100.0	100.0	100.0	100.0	100.0	9,113,239	3	5	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4	89.3	85.1	85.1	85.1	85.1	20,470,714	8	11	15
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1	100.0	—	—	—	—	3,094,575	1	2	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1	100.0	100.0	100.0	100.0	100.0	3,337,488	1	2	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1	100.0	100.0	100.0	100.0	100.0	2,818,089	1	2	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1	100.0	100.0	100.0	100.0	100.0	2,448,380	1	1	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	1	100.0	100.0	100.0	100.0	100.0	3,752,520	1	2	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	2	98.9	98.9	98.9	100.0	100.0	3,039,768	1	1	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0	100.0	100.0	100.0	100.0	100.0	252,000	0	0	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2	100.0	100.0	100.0	100.0	100.0	6,161,886	2	3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1	100.0	100.0	100.0	100.0	100.0	2,295,420	1	1	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9	100.0	97.0	95.8	100.0	100.0	27,042,556	10	15	7

Subtotal / Weighted Average				27	918,735	45%	90.6%	88.3%	90.0%	91.3%	93.6%	$110,706,830	42%	59%	114

(1) SL Green owns an 90% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired 100% of the fee position.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA - Cont. Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	100%	SLG	Tenants
OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	40,647	2	87.2	87.2	87.2	87.2	87.2	9,100,524	3	2	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	8,786	0	81.7	81.7	81.7	100.0	100.0	721,488	0	0	2
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,300	0	—	—	—	N/A	N/A	—	—	—	—
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2	100.0	100.0	100.0	100.0	100.0	2,898,712	1	1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	1	18.9	18.9	18.9	18.9	18.9	788,856	0	0	2
315 West 36th Street	35.5	Times Square South	Fee Interest	1	10,271	1	100.0	100.0	100.0	100.0	100.0	405,508	0	0	3
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	3	100.0	100.0	100.0	100.0	100.0	4,909,296	2	1	3
600 Lexington Avenue	55.0	East Side	Fee Interest	1	4,264	0	100.0	100.0	100.0	100.0	100.0	788,256	0	0	2
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0	100.0	100.0	100.0	100.0	100.0	1,826,496	1	1	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4	79.0	78.5	N/A	N/A	N/A	8,563,387	3	0	33
Subtotal / Weighted Average				19	275,876	14%	84.8%	84.7%	59.4%	60.2%	60.2%	$30,002,523	11%	6%	60

Total / Weighted Average Other Retail				46	1,194,611	59%	89.3%	87.5%	82.9%	84.2%	85.9%	$140,709,354	53%	65%	174

Retail Grand Total / Weighted Average				69	2,036,260	100%	88.1%	86.6%	84.3%	84.9%	86.3%	$265,691,298	100%		249
Retail Grand Total - SLG share of Annualized Rent												$185,423,980		100%

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	2	99.9	99.4	98.8	88.7	83.2	10,640,214	2.1	1.9	23
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5	87.1	88.7	80.4	81.9	70.8	31,551,723	6.2	5.6	22
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	2	90.3	91.9	91.9	90.5	90.5	12,160,832	2.4	2.2	13
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest	200,000	2	96.8	95.5	96.5	96.5	96.5	17,875,864	3.5	3.2	12
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8	99.9	99.9	99.9	99.9	99.9	38,672,481	7.6	6.8	10
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1	81.3	81.3	81.3	81.3	79.0	14,427,758	2.8	2.6	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	5	97.1	96.6	92.1	92.1	92.1	55,369,028	10.8	9.8	22
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1	100.0	92.1	92.1	92.1	92.1	10,375,689	2.0	1.8	8
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	524,000	4	83.5	84.1	80.6	80.6	80.6	25,738,744	5.0	4.6	17
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	7	97.3	97.3	96.7	96.7	96.4	44,530,764	8.7	7.9	31
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	6	84.8	85.6	81.0	83.4	84.2	38,278,130	7.5	6.8	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12	100.0	90.3	90.3	90.3	90.3	92,598,797		8.4	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9	99.9	99.9	99.9	99.9	99.9	88,537,145	17.3	15.7	19
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	5	98.5	96.9	96.9	99.9	95.7	40,352,965	7.9	7.1	35
Subtotal / Weighted Average				8,135,645	70%	95.4%	93.6%	92.0%	92.2%	90.9%	$521,110,134	83.8%	84.2%	283

“Non Same Store”
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	1	100.0	72.5	72.5	72.5	48.8	8,554,001	1.7	1.5	2
Subtotal / Weighted Average				104,000	1%	100.0%	72.5%	72.5%	72.5%	48.8%	$8,554,001	2%	2%	2

Total / Weighted Average Manhattan Consolidated Properties				8,239,645	71%	95.5%	93.3%	91.7%	92.0%	90.4%	$529,664,135	85.5%		285
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$484,290,724		85.7%

Suburban Operating Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.8	1,754,651	0.3	0.3	2
1100 King Street - 2 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	30.3	30.3	30.3	47.9	47.9	721,181	0.1	0.1	3
1100 King Street - 3 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	21.7	21.7	21.7	21.7	57.2	728,586	0.1	0.1	2
1100 King Street - 4 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	85.8	85.8	85.8	84.6	84.6	2,030,698	0.4	0.4	10
1100 King Street - 5 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	93.1	93.1	92.0	92.0	92.0	2,056,949	0.4	0.4	9
1100 King Street - 6 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	56.7	56.7	56.7	56.7	50.8	1,538,476	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	2	99.0	76.2	76.2	75.2	57.5	4,395,432	0.9	0.8	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	2	75.6	75.6	75.1	74.3	74.8	2,851,000	0.6	0.5	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2	72.9	72.9	72.9	70.7	70.7	4,559,478	0.9	0.8	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2	81.1	81.1	80.2	80.2	80.2	4,809,943	0.9	0.9	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	2	96.6	96.6	97.8	97.8	96.5	5,133,593	1.0	0.9	6
140 Grand Street	100.0	White Plains, New York	Fee Interest	130,100	1	97.7	97.7	100.0	95.7	95.7	4,162,848	0.8	0.7	13
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3	92.3	92.3	92.3	90.9	90.2	13,201,491	2.6	2.3	19
Westchester, New York Subtotal / Weighted Average				2,135,100	18%	80.6%	78.7%	78.8%	78.6%	78.1%	$47,944,326	9.4%	8.5%	108

“Same Store” Connecticut
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	36,800	0	100.0	76.9	76.9	76.9	76.9	313,533	0.1	0.1	1
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1	88.9	80.9	80.9	77.7	77.7	5,097,741		0.5	10
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	2	97.8	97.8	97.8	99.1	93.3	7,869,766		0.7	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	2	88.0	89.2	89.2	90.6	90.6	6,208,949	1.2	1.1	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1	75.6	77.1	77.1	75.6	72.2	3,598,215	0.7	0.6	22
Connecticut Subtotal/Weighted Average				687,200	6%	89.0%	86.8%	86.8%	86.6%	84.3%	$23,088,204	2.0%	3.0%	65

“Same Store” New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2	66.2	66.2	62.4	61.1	61.1	4,097,884	0.8	0.7	6
New Jersey Subtotal / Weighted Average				278,000	2%	66.2%	66.2%	62.4%	61.1%	61.1%	$4,097,884	0.8%	0.7%	6

“Same Store” Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	3	95.6	94.7	94.7	94.4	93.8	12,008,730	2.3	2.1	69
Brooklyn, New York Subtotal / Weighted Average				317,600	3%	95.6%	94.7%	94.7%	94.4%	93.8%	$12,008,730	2.3%	2.1%	69

Total / Weighted Average Suburban Consolidated Properties				3,417,900	29%	82.5%	80.8%	80.5%	80.2%	79.4%	$87,139,144	14.5%		248
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$80,785,065		14.3%

Reckson Operating Properties Grand Total / Weighted Average				11,657,545	100%	91.7%	89.6%	88.4%	88.5%	87.2%	$616,803,279	100.0%		533
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$565,075,790		100.0%
Reckson Operating Properties Same Store Occupancy %				11,553,545	99%	91.6%	89.8%	88.6%	88.7%	87.5%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.

(2) The Company owns 50% of the fee interest.

Supplemental Information	Second Quarter 2015

SELECTED PROPERTY DATA Retail, Land & Residential Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2	54.3	77.2	100.0	N/A	N/A	444,117	1.5	31,331,717	1
115 Spring Street	100.0	Soho	Fee Interest	5,218	1	100.0	100.0	100.0	100.0	N/A	963,606	3.2	53,290,025	1
131-137 Spring Street	100.0	Soho	Fee Interest	68,342	17	100.0	92.0	92.0	92.0	92.0	11,623,226	38.9	138,909,734	11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	67	100.0	100.0	100.0	100.0	100.0	15,311,824	51.2	214,199,299	10
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	13	100.0	100.0	100.0	100.0	100.0	1,561,500	5.2	16,357,696	3
Total Retail Properties				404,892	100%	99.0%	98.1%	98.6%	98.6%	98.6%	$29,904,273	100.0%	$454,088,471	26

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100	100.0	100.0	100.0	100.0	N/A	3,677,574	100.0	153,745,356
Total Land Properties				176,530	100%	100.0%	100.0%	100.0%	100.0%	—	$3,677,574	100.0%	$153,745,356

Residential Properties - Reckson Portfolio

	Ownership			Useable	Total	Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Units	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	96.4	96.1	95.8	96.1	91.0	14,805,720	3,856	176,711,329	321
Total Residential Properties				222,855	333	96.4%	96.1%	95.8%	96.1%	91.0%	$14,805,720	$3,856	$176,711,329	321

Supplemental Information	Second Quarter 2015

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)
Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$134,366,049	(1)	$44.44	9.3%	$132,358,531	10.5%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	82,152,769		$61.73	5.7%	82,152,769	6.5%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 1055 Washington Blvd	2019 & 2020	1,149,406	66,666,214		$58.00	4.6%	66,666,214	5.3%	A
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	42,805,380		$66.41	3.0%	24,343,420	1.9%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	575,324	41,309,043		$71.80	2.9%	21,067,612	1.7%
The City of New York	16 Court Street & 100 Church Street	2015, 2017 & 2034	546,075	17,991,433		$32.95	1.2%	17,991,433	1.4%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	21,215,123		$42.98	1.5%	21,215,123	1.7%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	359,125	25,777,820		$71.78	1.8%	25,777,820	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	16,023,594		$47.24	1.1%	16,023,594	1.3%
Metro-North Commuter Railroad Company	420 Lexington Avenue	2021 & 2034	303,980	14,285,739		$47.00	1.0%	14,285,739	1.1%	Aa2
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	295,226	12,384,088		$41.95	0.9%	12,384,088	1.0%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	17,197,773		$65.34	1.2%	8,770,864	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,728,348		$34.53	0.6%	8,027,439	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,392,708		$28.07	0.4%	6,392,708	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,336,005		$41.02	0.6%	9,336,005	0.7%	Aa2
Bloomberg LP	919 Third Avenue	2029	201,849	10,043,587		$49.76	0.7%	5,122,229	0.4%
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & The Meadows	2016, 2024 & 2031	193,962	9,920,720		$51.15	0.7%	9,544,439	0.8%	BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	13,781,826		$75.90	1.0%	13,781,826	1.1%	BBB
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	10,023,120		$57.84	0.7%	10,023,120	0.8%	AA
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,102	5,177,489		$30.08	0.4%	5,177,489	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,120,827		$47.46	0.6%	8,120,827	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,060,624		$93.13	1.0%	15,060,624	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,118,433		$88.27	1.0%	14,118,433	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016, 2019 & 2023	158,688	11,200,924		$70.58	0.8%	11,200,924	0.9%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	8,885,197		$56.25	0.6%	4,531,451	0.4%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,963,908		$87.47	0.9%	12,963,908	1.0%
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2030 & 2031	147,613	7,176,730		$48.62	0.5%	7,176,730	0.6%
BNP Paribas	919 Third Avenue	2016	145,834	9,825,665		$67.38	0.7%	5,011,089	0.4%	A+
Eisner Amper, LLP	750 Third Avenue	2020	141,546	9,646,708		$68.15	0.7%	9,646,708	0.8%

Total			12,506,666	$672,486,863		$53.77	46.5%	$603,118,666	47.7%

(1) Reflects the net rent as of June 30, 2015 of $42.70 PSF for the 388-390 Greenwich Street lease.

(2) Corporate or bond rating from S&P or Moody’s.

Supplemental Information	Second Quarter 2015

TENANT DIVERSIFICATION

Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties
Arts, Ent. & Recreation	4.2%	0.1%
Business Services	2.8%	3.9%
Financial Services	32.9%	30.1%
Government / Non Profit	3.5%	5.7%
Legal	7.8%	10.8%
Manufacturing	2.2%	10.2%
Medical	2.2%	4.6%
Other	5.4%	3.3%
Professional Services	5.8%	13.3%
Retail	9.2%	3.1%

TAMI
Technology	1.6%	3.2%
Advertising	5.2%	1.0%
Media	16.8%	10.7%
Information	0.4%	0.1%

Total	100.0%	100.0%

Supplemental Information	Second Quarter 2015

LEASING ACTIVITY - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Available Space at 3/31/15			877,670

Add: Property no longer in redevelopment	635 Sixth Avenue		28,555

Space which became available during the Quarter (2):
Office
	110 East 42nd Street	1	2,313	2,313	$54.38
	120 West 45th Street	3	36,994	36,994	$67.90
	125 Park Avenue	1	11,027	12,437	$68.00
	220 East 42nd Street	1	15,338	15,338	$54.36
	315 West 36th Street	4	103,010	104,210	$35.07
	420 Lexington Avenue	6	17,007	25,687	$55.23
	521 Fifth Avenue	2	6,089	6,089	$49.80
	600 Lexington Avenue	2	17,750	17,750	$77.27
	711 Third Avenue	1	2,886	3,141	$51.22
	800 Third Avenue	1	2,837	2,837	$53.44
	810 Seventh Avenue	1	5,457	5,457	$56.07
	919 Third Avenue	1	44,029	44,029	$70.62
	Total/Weighted Average	24	264,737	276,282	$53.54

Retail
	304 Park Avenue South	1	3,300	3,300	$99.79
	625 Madison Avenue	1	625	625	$243.20
	919 Third Avenue	1	718	718	$6.40
	Total/Weighted Average	3	4,643	4,643	$104.65

Storage
	125 Park Avenue	2	1,724	2,046	$24.54
	521 Fifth Avenue	1	239	239	$27.76
	Total/Weighted Average	3	1,963	2,285	$24.88

	Total Space which became available during the Quarter
	Office	24	264,737	276,282	$53.54
	Retail	3	4,643	4,643	$104.65
	Storage	3	1,963	2,285	$24.88
		30	271,343	283,210	$54.15

	Total Available Space		1,177,568

(1)  Escalated rent is calculated as total annual lease related income excluding electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	Second Quarter 2015

LEASING ACTIVITY - Manhattan Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months
Available Space				1,177,568

Office
	3 Columbus Circle	4	5.8	17,052	16,991	$80.30	$—	$71.40	2.1
	100 Park Avenue	1	4.1	2,628	2,677	$74.00	$—	$92.17	2.0
	110 East 42nd Street	2	5.0	3,555	3,653	$55.70	$53.92	$13.14	1.0
	120 West 45th Street	5	2.0	35,735	36,741	$63.23	$61.32	$0.03	0.8
	220 East 42nd Street	1	5.2	6,240	6,447	$60.50	$—	$10.89	2.0
	315 West 36th Street	2	15.9	120,179	117,411	$50.00	$37.27	$95.00	11.0
	420 Lexington Avenue	6	15.7	42,483	55,678	$56.85	$48.94	$46.90	4.1
	600 Lexington Avenue	2	6.4	18,864	19,343	$68.46	$—	$93.59	1.1
	800 Third Avenue	2	5.6	7,797	7,275	$70.76	$53.44	$—	1.9
	919 Third Avenue	2	13.7	185,289	201,131	$58.80	$64.51	$65.51	9.1
	1350 Avenue of the Americas	2	8.2	9,087	9,155	$77.81	$61.40	$14.51	3.9
	Total/Weighted Average	29	12.5	448,909	476,502	$58.54	$48.74	$63.93	7.4

Retail
	461 Fifth Avenue	1	10.5	1,850	1,751	$400.00	$202.67	$—	6.0
	625 Madison Avenue	2	10.5	3,423	3,372	$1,232.08	$253.76	$148.28	5.8
	635 Sixth Avenue	1	15.0	28,555	23,250	$133.10	$—	$124.70	—
	641 Sixth Avenue	1	15.0	12,900	12,916	$133.10	$—	$124.70	—
	919 Third Avenue	1	13.8	718	718	$34.82	$6.40	$—	—
	1515 Broadway	1	10.0	4,400	7,020	$986.47	$392.91	$148.73	4.0
	Total/Weighted Average	7	13.8	51,846	49,027	$338.97	$324.12	$123.48	1.2

Storage
	125 Park Avenue	2	11.6	3,057	3,241	$15.50	$—	$—	—
	220 East 42nd Street	1	5.2	323	528	$20.00	$—	$—	2.0
	461 Fifth Avenue	1	10.5	740	867	$35.00	$—	$—	6.0
	Total/Weighted Average	4	10.6	4,120	4,636	$19.66	$—	$—	1.3

Leased Space
	Office (3)	29	12.5	448,909	476,502	$58.54	$48.74	$63.93	7.4
	Retail	7	13.8	51,846	49,027	$338.97	$324.12	$123.48	1.2
	Storage	4	10.6	4,120	4,636	$19.66	$—	$—	1.3
	Total	40	12.6	504,875	530,165	$84.13	$61.53	$68.88	6.8

Total Available Space as of 6/30/15				672,693

Early Renewals
Office
	3 Columbus Circle	1	5.0	2,946	3,798	$64.00	$45.88	$5.63	—
	110 East 42nd Street	2	2.4	19,226	19,790	$58.08	$57.32	$5.70	0.4
	125 Park Avenue	1	10.0	30,365	30,365	$79.00	$76.02	$14.82	—
	420 Lexington Avenue	4	3.8	5,119	6,536	$54.37	$46.07	$1.90	1.0
	600 Lexington Avenue	2	5.2	8,445	8,462	$64.58	$73.00	$5.27	1.9
	625 Madison Avenue	1	1.0	4,000	4,000	$82.00	$69.45	$—	—
	641 Sixth Avenue	1	1.0	12,000	13,090	$88.00	$40.90	$—	—
	1350 Avenue of the Americas	1	5.0	3,580	3,676	$70.00	$60.30	$10.00	1.0
	1515 Broadway	1	4.8	6,732	7,213	$62.00	$59.47	$10.00	3.0
	Total/Weighted Average	14	5.3	92,413	96,930	$70.95	$61.90	$7.74	0.6

Retail
	1515 Broadway	1	10.0	72,355	70,145	$47.76	$40.58	$—	—
	Total/Weighted Average	1	10.0	72,355	70,145	$47.76	$40.58	$—	—

Storage
	625 Madison Avenue	1	1.0	612	612	$25.00	$25.00	$—	—
	Total/Weighted Average	1	1.0	612	612	$25.00	$25.00	$—	—

Renewals
	Early Renewals Office	14	5.3	92,413	96,930	$70.95	$61.90	$7.74	0.6
	Early Renewals Retail	1	10.0	72,355	70,145	$47.76	$40.58	$—	—
	Early Renewals Storage	1	1.0	612	612	$25.00	$25.00	$—	—
	Total	16	7.2	165,380	167,687	$61.08	$52.85	$4.47	0.3

(1) Annual initial base rent.

(2) Escalated rent is calculated as total annual lease related income excluding electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $57.31/rsf for 207,056 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $61.66/rsf for 303,986 rentable SF.

Supplemental Information	Second Quarter 2015

LEASING ACTIVITY - Suburban Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Available Space at 3/31/15			1,221,031

Add: Properties no longer in redevelopment	150 Grand Street, White Plains, New York		49,516
	7 Renaissance Square, White Plains, New York		14,994

Space which became available during the Quarter (2):
Office
	140 Grand Street, White Plains, New York	1	2,265	2,265	$37.73
	1 Landmark Square, Stamford, Connecticut	2	3,520	3,520	$37.73
	2 Landmark Square, Stamford, Connecticut	1	5,189	5,189	$40.29
	6 Landmark Square, Stamford, Connecticut	1	10,074	10,074	$43.97
	1010 Washington Boulevard, Stamford, Connecticut	3	4,608	4,608	$32.50
	1055 Washington Boulevard, Stamford, Connecticut	1	4,125	4,125	$36.29
	The Meadows, Rutherford, New Jersey	3	18,759	18,904	$26.84
	16 Court Street, Brooklyn, New York	3	5,391	5,713	$36.83
	Total/Weighted Average	15	53,931	54,398	$34.70
Storage

	1 Landmark Square, Stamford, Connecticut	2	300	300	$12.00
	Total/Weighted Average	2	300	300	$12.00

	Total Space which became available during the Quarter
	Office	15	53,931	54,398	$34.70
	Storage	2	300	300	$12.00
		17	54,231	54,698	$34.57

	Total Available Space		1,339,772

(1)  Escalated rent is calculated as total annual lease related income excluding electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	Second Quarter 2015

LEASING ACTIVITY - Suburban Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,339,772

Office
	520 White Plains Road, Tarrytown, New York	2	9.7	40,696	34,176	$23.27	$—	$55.22	10.4
	140 Grand Street, White Plains, New York	1	1.1	2,265	2,265	$37.73	$37.73	$—	—
	150 Grand Street, White Plains, New York	3	16.0	29,666	28,665	$20.44	$23.27	$47.79	17.1
	7 Renaissance Square, White Plains, New York	1	10.6	7,860	7,426	$34.00	$—	$55.00	7.0
	1 Landmark Square, Stamford, Connecticut	1	7.1	8,621	8,621	$42.00	$35.61	$55.00	1.0
	2 Landmark Square, Stamford, Connecticut	1	3.2	1,108	1,108	$33.00	$32.12	$7.00	2.0
	3 Landmark Square, Stamford, Connecticut	2	6.5	13,810	14,110	$26.03	$—	$12.76	6.0
	7 Landmark Square, Stamford, Connecticut	1	15.0	8,500	7,900	$40.00	$—	$75.00	—
	680 Washington Boulevard, Stamford, Connecticut	1	10.6	10,634	10,634	$40.00	$—	$55.00	7.0
	1010 Washington Boulevard, Stamford, Connecticut	2	5.2	2,473	2,473	$34.01	$32.82	$9.14	2.9
	1055 Washington Boulevard, Stamford, Connecticut	1	3.0	1,969	1,969	$40.00	$—	$45.48	—
	The Meadows, Rutherford, New Jersey	3	2.3	18,405	17,947	$22.02	$27.57	$12.47	1.9
	Jericho Plaza, Jericho, New York	1	10.2	1,646	1,729	$32.50	$—	$40.00	2.0
	16 Court Street, Brooklyn, New York	4	9.0	8,128	9,605	$47.16	$33.16	$22.63	2.6
	Total/Weighted Average	24	9.6	155,781	148,628	$28.89	$31.19	$41.23	7.7

Storage
	520 White Plains Road, Tarrytown, New York	1	10.2	400	400	$13.00	$—	$—	—
	5 Landmark Square, Stamford, Connecticut	1	5.2	200	220	$15.00	$—	$—	—
	Total/Weighted Average	2	8.4	600	620	$13.71	$—	$—	—

Leased Space
	Office (3)	24	9.6	155,781	148,628	$28.89	$31.19	$41.23	7.7
	Storage	2	8.4	600	620	$13.71	$—	$—	—
	Total	26	9.6	156,381	149,248	$28.83	$31.19	$41.06	7.6

Total Available Space as of 6/30/15				1,183,391

Early Renewals
Office
	100 Summit Lake Drive, Valhalla, New York	1	3.8	6,365	6,365	$30.00	$27.00	$5.35	—
	200 Summit Lake Drive, Valhalla, New York	1	3.3	2,512	2,512	$25.25	$27.64	$6.42	3.0
	360 Hamilton Avenue, White Plains, New York	1	5.3	16,197	16,197	$36.00	$37.75	$15.00	3.0
	1 Landmark Square, Stamford, Connecticut	1	1.5	4,966	4,966	$34.50	$34.50	$—	1.0
	750 Washington Boulevard, Stamford, Connecticut	1	5.3	27,321	27,321	$47.00	$49.30	$15.00	3.0
	The Meadows, Rutherford, New Jersey	3	3.3	7,783	7,994	$32.12	$29.07	$—	—
	Total/Weighted Average	8	4.5	65,144	65,355	$39.01	$39.83	$10.76	2.2

Storage
	100 Summit Lake Drive, Valhalla, New York	1	3.8	125	125	$10.00	10.00	$—	—
	Total/Weighted Average	1	3.8	125	125	$10.00	$10.00	$—	—

Renewals
	Early Renewals Office	8	4.5	65,144	65,355	$39.01	$39.83	$10.76	2.2
	Early Renewals Storage	1	3.8	125	125	$10.00	$10.00	$—	—
	Total	9	4.5	65,269	65,480	$38.96	$39.78	$10.74	2.2

(1) Annual initial base rent.

(2) Escalated rent is calculated as total annual lease related income excluding electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $31.43/rsf for 36,733 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $36.28/rsf for 102,088 rentable SF.

Supplemental Information	Second Quarter 2015

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

		Consolidated Properties						Joint Venture Properties
Year of Lease Expiration		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2015 (1)		5	31,067	0.17%	$2,405,715	$77.44	$65.47	0	0	0.00%	$0	$0.00	$0.00
2nd Quarter 2015 (1)		2	6,135	0.03%	$468,044	$76.29	$151.06	3	30,582	0.90%	$2,047,295	$66.94	$66.47
3rd Quarter 2015		17	97,607	0.53%	$4,664,213	$47.79	$62.52	6	41,890	1.23%	$2,163,805	$51.65	$69.46
4th Quarter 2015		19	238,692	1.28%	$13,727,118	$57.51	$64.37	9	118,012	3.47%	$6,617,473	$56.07	$63.20

Total 2015		43	373,501	2.01%	$21,265,090	$56.93	$65.40	18	190,484	5.61%	$10,828,573	$56.85	$65.10

2016		78	922,159	4.96%	$57,808,607	$62.69	$69.21	17	136,251	4.01%	$8,406,765	$61.70	$70.60
2017		88	1,523,025	8.20%	$87,072,318	$57.17	$64.36	17	173,987	5.12%	$14,921,283	$85.76	$76.31
2018		70	701,678	3.78%	$51,167,641	$72.92	$100.65	27	473,821	13.94%	$34,383,956	$72.57	$71.07
2019		66	995,725	5.36%	$64,848,978	$65.13	$67.34	24	233,454	6.87%	$17,182,110	$73.60	$76.78
2020		71	2,398,540	12.91%	$144,117,968	$60.09	$66.27	18	303,099	8.92%	$16,376,001	$54.03	$67.35
2021		46	1,723,873	9.28%	$99,045,075	$57.45	$62.22	12	187,143	5.51%	$13,226,240	$70.67	$89.88
2022		41	895,639	4.82%	$54,254,153	$60.58	$78.94	14	160,157	4.71%	$9,862,079	$61.58	$68.64
2023		32	645,867	3.48%	$35,081,848	$54.32	$62.06	16	774,922	22.81%	$49,884,247	$64.37	$66.88
2024		21	485,333	2.61%	$30,293,581	$62.42	$67.94	13	146,694	4.32%	$9,277,045	$63.24	$67.99
Thereafter		85	5,282,238	28.43%	$317,685,109	$60.14	$69.88	23	617,901	18.18%	$42,307,146	$68.47	$76.82
		641	15,947,578	85.82%	$962,640,368	$60.36	$69.17	199	3,397,913	100.00%	$226,655,447	$66.70	$71.92

	(5)	1	2,634,670	14.18%	$112,498,602
		642	18,582,248	100.00%	$1,075,138,970

(1) Includes month to month holdover tenants that expired prior to June 30, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of June 30, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

(5) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035.

Supplemental Information	Second Quarter 2015

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2015 (1)	12	43,678	1.27%	$1,551,276	$35.52	$38.31	3	11,659	1.17%	$486,849	$41.76	$36.00
2nd Quarter 2015 (1)	9	38,438	1.12%	$1,561,696	$40.63	$35.32	1	3,975	0.40%	$104,789	$26.36	$27.53
3rd Quarter 2015	13	88,572	2.57%	$3,497,507	$39.49	$38.41	3	35,106	3.53%	$1,185,231	$33.76	$32.84
4th Quarter 2015	16	83,682	2.43%	$2,599,340	$31.06	$32.70	5	16,612	1.67%	$533,815	$32.13	$26.00

Total 2015	50	254,370	7.38%	$9,209,819	$36.21	$36.05	12	67,352	6.77%	$2,310,684	$34.31	$31.39

2016	54	401,483	11.65%	$13,956,084	$34.76	$37.00	9	56,128	5.65%	$1,584,497	$28.23	$28.67
2017	51	215,535	6.25%	$8,544,574	$39.64	$40.31	12	82,160	8.26%	$2,697,184	$32.83	$33.69
2018	55	305,603	8.87%	$10,700,485	$35.01	$36.37	11	99,647	10.02%	$3,505,422	$35.18	$31.42
2019	44	560,622	16.27%	$16,242,643	$28.97	$29.74	20	96,304	9.69%	$2,703,416	$28.07	$29.85
2020	33	351,041	10.19%	$11,539,066	$32.87	$34.62	6	59,606	6.00%	$2,005,605	$33.65	$32.47
2021	24	309,012	8.97%	$8,269,441	$26.76	$28.13	6	95,052	9.56%	$3,354,785	$35.29	$35.39
2022	16	104,781	3.04%	$4,005,641	$38.23	$37.49	2	19,883	2.00%	$682,983	$34.35	$36.53
2023	18	196,372	5.70%	$6,642,900	$33.83	$35.00	4	65,588	6.60%	$2,063,630	$31.46	$33.12
2024	16	243,445	7.06%	$8,007,073	$32.89	$37.90	5	160,809	16.17%	$5,039,573	$31.34	$29.88
Thereafter	36	504,102	14.63%	$14,723,662	$29.21	$30.91	12	191,706	19.28%	$5,109,074	$26.65	$28.21
	397	3,446,366	100.00%	$111,841,388	$32.45	$33.93	99	994,235	100.00%	$31,056,852	$31.24	$31.09

(1) Includes month to month holdover tenants that expired prior to June 30, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of June 30, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	Second Quarter 2015

ANNUAL LEASE EXPIRATIONS Retail Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)
Prime Retail
2015 (1)	8	38,583	7.87%	$601,317	$15.59	$15.65	5	20,406	8.52%	$1,404,336	$68.82	$69.79
2016	9	61,253	12.50%	$3,022,078	$49.34	$51.28	2	18,202	7.60%	$1,477,809	$81.19	$81.50
2017	9	60,694	12.38%	$3,405,464	$56.11	$122.20	3	10,498	4.38%	$837,022	$79.73	$126.27
2018	3	21,420	4.37%	$1,376,640	$64.27	$74.69	1	4,500	1.88%	$410,939	$91.32	$92.00
2019	0	0	0.00%	$0	$0.00	$0.00	0	0	0.00%	$0	$0.00	$0.00
2020	8	39,535	8.07%	$7,033,962	$177.92	$294.19	0	0	0.00%	$0	$0.00	$0.00
2021	1	108,148	22.07%	$7,405,638	$68.48	$70.00	4	21,724	9.07%	$3,814,416	$175.59	$252.59
2022	1	1,366	0.28%	$205,836	$150.69	$299.00	3	55,437	23.13%	$18,327,712	$330.60	$469.54
2023	1	6,476	1.32%	$644,184	$99.47	$134.08	2	7,131	2.98%	$1,344,312	$188.52	$350.00
2024	3	53,651	10.95%	$2,402,208	$44.77	$53.68	1	7,793	3.25%	$944,856	$121.24	$898.00
Thereafter	8	98,963	20.19%	$12,321,813	$124.51	$391.35	8	93,948	39.20%	$58,001,403	$617.38	$700.15
	51	490,089	100.00%	$38,419,139	$78.39	$152.72	29	239,639	100.00%	$86,562,805	$361.22	$465.02

Vacancy (5)		29,856				$561.74		45,358				$713.14
		519,945				$176.21		284,997				$504.51

Other Retail
2015 (1)	7	27,360	3.27%	$2,662,928	$97.33	$116.91	2	1,030	0.44%	$178,891	$173.68	$175.00
2016	9	64,948	7.76%	$6,972,906	$107.36	$145.21	3	15,452	6.59%	$869,520	$56.27	$83.65
2017	8	35,021	4.19%	$4,524,654	$129.20	$227.13	4	6,940	2.96%	$1,894,812	$273.03	$408.42
2018	10	63,522	7.59%	$11,581,742	$182.33	$454.75	7	16,104	6.87%	$1,942,097	$120.60	$158.02
2019	7	56,854	6.80%	$3,332,199	$58.61	$100.96	2	10,100	4.31%	$1,476,853	$146.22	$222.87
2020	9	60,172	7.19%	$8,372,549	$139.14	$136.61	4	35,250	15.04%	$1,497,609	$42.49	$54.07
2021	9	14,392	1.72%	$1,417,145	$98.47	$122.95	3	15,992	6.82%	$4,447,605	$278.11	$351.29
2022	12	109,669	13.11%	$12,984,078	$118.39	$169.07	6	12,603	5.38%	$1,573,629	$124.86	$177.98
2023	6	40,412	4.83%	$5,277,607	$130.60	$134.08	2	3,248	1.39%	$428,575	$131.95	$137.80
2024	7	28,143	3.36%	$4,649,505	$165.21	$171.74	10	29,917	12.77%	$3,228,497	$107.92	$124.67
Thereafter	30	335,932	40.16%	$48,931,517	$145.66	$189.96	17	87,717	37.43%	$12,464,436	$142.10	$164.78
	114	836,425	100.00%	$110,706,830	$132.36	$188.67	60	234,353	100.00%	$30,002,523	$128.02	$160.02

Vacancy (5)		16,845				$199.46		110,538				$127.19
		853,270				$188.88		344,891				$149.50

(1) Includes month to month holdover tenants that expired prior to June 30, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of June 30, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	Second Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2015	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	99.3	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	83.5	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.6	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	1.5	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.6	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	96.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.3	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	97.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisitions
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	97.6	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	81.3	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	98.4	$285,000,000
				1,146,000			$1,255,000,000
2007 Acquisitions
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	96.9	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	—	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisitions
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.0	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	89.6	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	87.1	$330,000,000
				1,955,260			$704,600,000

Supplemental Information	Second Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY - Cont. Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	1/0/1900	Price ($’s) (1)
2011 Acquisitions
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	97.6	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	99.9	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	69.3	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	—	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisitions
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	31.1	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	90.3	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	100.0	$46,000,000
				879,919			$523,500,000
2014 Acquisitions
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	Second Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	Second Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2015	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	88.7	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.6	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	70.0	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	75.6	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	95.6	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	76.6	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	91.4	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	95.6	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	Second Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2015	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000

2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000

2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000

2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	66.2	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000

2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	89.1	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000

2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	83.4	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000

2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	93.0	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	81.7	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	96.9	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924

2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	92.0	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	98.4	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	63.7	$146,221,990
				658,884			$587,896,990

2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	$145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	54.3	$32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	$72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	—	$295,000,000
				572,203			$947,714,000

2015 Acquisition
Feb-15	Stonehenge Portfolio	Fee Interest		2,589,184	96.5	96.9	$40,000,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	$6,798,627
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side	27,000	96.4	96.4	$50,073,674
				2,617,184			$96,872,301

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

Supplemental Information	Second Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908
2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway	Fee Interest	Cast Iron / Soho	156,086	$222,500,000	$1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	$365,000,000	$1,030
				4,218,579	$1,687,147,844
2015 Sales
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	$470,000,000	$431

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	Second Quarter 2015

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

Matthew J. DiLiberto

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Maggie Hui

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets Morgan Stanley	Jordan Sadler Vance H. Edelson	(917) 368-2280 (212) 761-0078	jsadler@keybanccm.com vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Bank of America Merrill Lynch	Larry Zaccherio	(646) 855-7662	larry.zaccherio@baml.com
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regardi ng SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense. Junior Mortgage Participations are subordinate interests in first mortgages. Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported.  Space  is  considered  leased  when  the  tenant  has  either  taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner   during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures.   Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).